UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Limited Duration Fund

BBH Core Select

BBH Global Core Select

BBH International Equity Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

2711 Centerville Road, Suite 400, Wilmington, DE 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Stockholders.

Annual Report

OCTOBER 31, 2013

BBH Core Select

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2013

BBH Core Select (the “Fund” or “Core Select”) rose by 23.78%, net of fees, during its fiscal year ended October 31, 2013. During the same twelve month period, the S&P 500 Index1 (“S&P 500”) returned 27.18%. For the five years ended October 31, 2013, Core Select has returned 15.95% per year while the S&P 500 has increased by 15.17%.

Core Select seeks to provide shareholders with long term growth of capital. Fundamental business analysis and a valuation framework that is based on intrinsic value2 are the key elements underlying each Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are favorably positioned to protect and grow capital through varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of not losing money on any single investment, we explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price reaches 75% or less of our intrinsic value estimate. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value.

Developed world equity markets performed strongly in fiscal 2013 driven by modest economic expansion, corporate earnings leverage and continued monetary accommodation by central banks. Based on our assessment of macroeconomic trends along with the steady flow of feedback we get from the management teams of our existing and prospective holdings, growth is still being suppressed by cautious behavior on the part of consumers and business decision-makers. In a broad sense, this seems consistent with what could be expected of a post-crisis period, in which de-leveraging and capital rebuilding are still important forces. In spite of this low growth setting, corporate earnings have improved disproportionately thanks to productivity gains, favorable trends on input costs, and very low interest rates. Share repurchases have also added incrementally to corporate earnings on a per-share basis.

[1]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
[2]	We prepare proprietary financial models for each Core Select company in order to determine an estimate of intrinsic value. Discounted cash flow analysis is the primary quantitative model used in our research process. We supplement our discounted cash flow work with other quantitative analyses, such as economic profit models, internal rate of return models, and free cash flow multiples.
2

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2013

Despite this reasonably positive set of circumstances, central banks have continued to intervene heavily in financial markets in a concerted attempt to provide additional stimulus for growth, employment, capacity utilization and ‘benign’ inflation. We believe that aggressive monetary actions are significantly influencing the prices of financial assets and that certain equities are now trading at levels that are inconsistent with fundamentals. Accordingly, we are acting with a healthy degree of caution. Our consistent goal is to minimize both business risk and price risk by applying our demanding qualitative criteria and using an intrinsic value framework to maintain a margin of safety in our holdings.

During fiscal 2013, we added two new companies to the Core Select portfolio: Schlumberger, the global leader in providing energy services to exploration and production companies, and Bed, Bath & Beyond, the leading specialty retailer of home furnishings. While quite different in their operations, both of these companies share the common thread of being innovative, competitively advantaged businesses with attractive prospects and a large base of loyal customers. Led by capable and shareholder-oriented management teams, we believe both companies are well positioned to generate solid long-term growth in free cash flow and earn high returns on capital.

We exited several positions in fiscal 2013: Anheuser-Busch InBev, Dell, ADP and the small amount of Liberty Ventures tracking stock that was distributed to us via our position in Liberty Interactive. Anheuser-Busch and ADP were very successful investments for the Fund, having produced strong total returns during the period of our ownership. These companies will remain on our investment ‘wish list’ for potential re-investment at more attractive valuations. While we were pleased that some of the latent value we saw in Dell was realized via the recently completed leveraged buyout, it was clearly a disappointing investment for Core Select, as the heavy pressures from a structurally unattractive PC market were not adequately offset by more positive trends elsewhere in the business.

Our largest positive contributors in fiscal 2013 were Google, Berkshire Hathaway, Comcast, EOG Resources and Novartis. Google’s share price rose by more than 50% during fiscal 2013 driven by consistently strong growth in revenue and earnings along with lessened concern around the tradeoff between price and quantity in the company’s core search-advertising business. Berkshire Hathaway and Comcast, which have both been large positions in Core Select for several years, continued to benefit from strong business execution and favorable sentiment towards high quality, predictable companies that have owner-operator cultures. EOG Resources continued its remarkable run of oil production growth and reserve development and has now become one of the leading independent exploration & production companies in the U.S. Novartis has successfully navigated a recent management transition and has generated solid results despite challenging conditions in certain parts of the global healthcare market.

FINANCIAL STATEMENT OCTOBER 31, 2013	3

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2013

None of the 33 securities we held in Core Select during fiscal year 2013 had a negative contribution to returns. The smallest positive contributions came from Wal-Mart, Target and Southwestern Energy. Our two discount retailers have experienced headwinds related to cautious consumer behavior, price deflation in certain categories, e-commerce competition and challenges relating to international expansion. Despite these pressures, we are confident that their scale advantages, operating improvements and overall consumer value proposition will preserve their important roles in the retail landscape and provide a base for attractive long-term free cash flow growth. Southwestern Energy’s strong financial results and consistent operational excellence have been offset by flattish commodity prices and generally poor investor sentiment toward the natural gas industry. We continue to have a very constructive assessment of Southwestern’s core operations in gas production and transportation, and we believe its New Ventures activities hold some potential for additional upside.

As of October 31, 2013, the Core Select portfolio was trading at roughly 87% of our weighted average intrinsic value estimate. This level is at the high end of the historical range that we have observed, underscoring our view that certain equities are reaching valuation levels that may assume an overly robust outlook. Our elevated cash position in the Fund (13.2% at the fiscal year’s end, including cash equivalents) reflects actions we have taken this year to trim or sell positions that have achieved our intrinsic value estimates, as well as the fact that we have not made many new purchases since most of the companies that meet our qualitative criteria are trading above 75% of our intrinsic value estimates. We do not use cash as a hedge or an expression of a macro-economic perspective. Our distinct preference is to own the equities of high quality businesses at attractive valuations.

The Core Select team remains focused on the consistent application of our investment criteria and valuation discipline. We aspire to buy and own a portfolio of well positioned, cash-generative companies that exhibit both excellent resiliency in the context of challenges and the ability to participate during periods of stronger economic expansion.

4

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2013

Growth of $10,000 Invested in BBH Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2013 as compared to the S&P 500.

* net of fees and expenses

The annualized gross expense ratios as in the February 28, 2013 prospectus for Class N and Retail Class shares were 1.12% and 1.43%, respectively.

Performance data quoted represents no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after tax returns, contact the Fund at 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.
FINANCIAL STATEMENT OCTOBER 31, 2013	5

BBH CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Core Select (a series of BBH Trust) (the “Fund”) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Core Select as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 23, 2013

6

BBH CORE SELECT
PORTFOLIO ALLOCATION
October 31, 2013

SECTOR DIVERSIFICATION
	U.S. $ Value	Percent of Net Assets
Basic Materials	$238,645,607	4.0%
Communications	857,280,718	14.3
Consumer Cyclical	468,298,026	7.8
Consumer Non-Cyclical	1,186,739,329	19.7
Energy	635,073,229	10.6
Financials	1,244,027,859	20.7
Industrials	193,935,999	3.2
Technology	398,625,910	6.6
Repurchase Agreements	320,000,000	5.3
U.S. Treasury Bills	471,914,382	7.8
Liabilities in Excess of Other Assets	(2,418,715)	(0.0)
NET ASSETS	$6,012,122,344	100.0%

All data as of October 31, 2013. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	7

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS
October 31, 2013

Shares		Value
	COMMON STOCKS (86.9%)
	BASIC MATERIALS (4.0%)
1,879,457	Celanese Corp. (Class A)	$105,268,387
1,069,499	Praxair, Inc.	133,377,220
	Total Basic Materials	238,645,607

	COMMUNICATIONS (14.3%)
6,550,911	Comcast Corp. (Class A)	311,692,345
1,367,531	eBay, Inc.[1]	72,082,559
281,467	Google, Inc. (Class A)[1]	290,074,261
6,803,841	Liberty Media Corp. (Class A)[1]	183,431,553
	Total Communications	857,280,718

	CONSUMER CYCLICAL (7.8%)
2,211,468	Bed, Bath & Beyond, Inc.[1]	170,990,705
2,995,682	Target Corp.	194,090,237
1,344,848	Wal-Mart Stores, Inc.	103,217,084
	Total Consumer Cyclical	468,298,026

	CONSUMER NON-CYCLICAL (19.7%)
2,956,211	Baxter International, Inc.	194,725,619
1,652,255	DENTSPLY International, Inc.	77,821,210
1,196,040	Diageo, Plc. ADR	152,602,744
564,249	Henry Schein, Inc.[1]	63,438,515
1,258,982	Johnson & Johnson	116,594,323
3,413,195	Nestle SA ADR	247,149,450
3,387,124	Novartis AG ADR	262,671,466
853,086	PepsiCo, Inc.	71,736,002
	Total Consumer Non-Cyclical	1,186,739,329

	ENERGY (10.6%)
1,062,870	EOG Resources, Inc.	189,616,008
1,602,818	Occidental Petroleum Corp.	153,998,753
1,712,369	Schlumberger, Ltd.	160,483,223
3,518,948	Southwestern Energy Co.[1]	130,975,245
	Total Energy	635,073,229

The accompanying notes are an integral part of these financial statements.

8

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares		Value
	COMMON STOCKS (continued)
	FINANCIALS (20.7%)
1,953	Berkshire Hathaway, Inc. (Class A)[1]	$337,858,844
2,386,288	Chubb Corp.	219,729,399
6,711,463	Progressive Corp.	174,296,694
7,285,341	US Bancorp	272,180,340
5,621,049	Wells Fargo & Co.	239,962,582
	Total Financials	1,244,027,859

	INDUSTRIALS (3.2%)
4,454,203	Waste Management, Inc.	193,935,999
	Total Industrials	193,935,999

	TECHNOLOGY (6.6%)
5,607,244	Microsoft Corp.	198,216,075
2,884,840	QUALCOMM, Inc.	200,409,835
	Total Technology	398,625,910
	Total Common Stocks (Identified cost $3,990,457,621)	5,222,626,677

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	9

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal		Maturity	Interest
Amount		Date	Rate	Value
	REPURCHASE AGREEMENTS (5.3%)
$150,000,000	BNP Paribas SA (Agreement dated
	10/31/13 collateralized by U.S. Treasury
	Bond 0.875%, due 11/30/16, valued at
	$153,000,000)	11/01/13	0.080%	$150,000,000
170,000,000	Deutsche Bank AG (Agreement dated
	10/31/13 collateralized by U.S. Treasury
	Bond 0.750%, due 06/30/17, valued at
	$173,400,000)	11/01/13	0.090	170,000,000
	Total Repurchase Agreements
	(Identified cost $320,000,000)			320,000,000

	U.S. TREASURY BILLS (7.8%)
150,000,000	U.S. Treasury Bill[2,3]	01/02/14	0.050	149,992,950
322,000,000	U.S. Treasury Bill[2,3]	04/03/14	0.040	321,921,432
	Total U.S. Treasury Bills
	(Identified cost $471,932,343)			471,914,382

TOTAL INVESTMENTS (Identified cost $4,782,389,964)[4]			100.0%	$6,014,541,059
LIABILITIES IN EXCESS OF OTHER ASSETS			(0.0)%	(2,418,715)
NET ASSETS			100.0%	$6,012,122,344

[1]	Non-income producing security.
[2]	Coupon represents a weighted average yield.
[3]	Coupon represents a yield to maturity.
[4]	The aggregate cost for federal income tax purposes is $4,783,414,285, the aggregate gross unrealized appreciation is $1,232,174,923 and the aggregate gross unrealized depreciation is $1,048,149, resulting in net unrealized appreciation of $1,231,126,774.

Abbreviations:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

10

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	11

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2013.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2013
Basic Materials	$238,645,607	$—	$—	$238,645,607
Communications	857,280,718	—	—	857,280,718
Consumer Cyclical	468,298,026	—	—	468,298,026
Consumer Non-Cyclical	1,186,739,329	—	—	1,186,739,329
Energy	635,073,229	—	—	635,073,229
Financials	1,244,027,859	—	—	1,244,027,859
Industrials	193,935,999	—	—	193,935,999
Technology	398,625,910	—	—	398,625,910
Repurchase Agreements	—	320,000,000	—	320,000,000
U.S. Treasury Bills	—	471,914,382	—	471,914,382
Investments, at value	$5,222,626,677	$791,914,382	$—	$6,014,541,059

*	The Fund's policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 as of October 31, 2013, based on the valuation input levels on October 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

BBH CORE SELECT
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

ASSETS:
Investments in securities, at value (Identified cost $4,462,389,964)	$5,694,541,059
Repurchase agreements (Identified cost $320,000,000)	320,000,000
Cash	2,289,314
Receivables for:
Investments sold	6,240,079
Dividends	3,136,982
Shares sold	2,354,656
Investment advisory and administrative fees waiver reimbursement	466,837
Other assets	26,412
Total Assets	6,029,055,339
LIABILITIES:
Payables for:
Investments purchased	8,039,464
Investment advisory and administrative fees	4,014,566
Shares redeemed	3,015,362
Shareholder servicing fees	1,254,552
Distributors fees	85,559
Custody and fund accounting fees	54,852
Transfer agent fees	48,230
Professional fees	47,200
Board of Trustees’ fees	1,452
Other liabilities	371,758
Total Liabilities	16,932,995
NET ASSETS	$6,012,122,344
Net Assets Consist of:
Paid-in capital	$4,634,466,566
Undistributed net investment income	22,616,601
Accumulated net realized gain on investments in securities	122,888,082
Net unrealized appreciation/(depreciation) on investments in securities	1,232,151,095
Net Assets	$6,012,122,344
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($5,644,769,975 ÷ 266,075,054 shares outstanding)	$21.21
RETAIL CLASS SHARES
($367,352,369 ÷ 26,257,123 shares outstanding)	$13.99

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	13

BBH CORE SELECT
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $2,099,010)	$81,627,775
Interest and other income	349,281
Total Income	81,977,056
Expenses:
Investment advisory and administrative fees	39,672,712
Shareholder servicing fees	12,397,722
Distributors fees	928,927
Transfer agent fees	551,739
Custody and fund accounting fees	499,215
Board of Trustees’ fees	96,835
Professional fees	58,315
Miscellaneous expenses	797,781
Total Expenses	55,003,246
Investment advisory and administrative fees waiver	(4,551,672)
Expense offset arrangement	(2,555)
Net Expenses	50,449,019
Net Investment Income	31,528,037
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	123,026,915
Net change in unrealized appreciation/(depreciation)
on investments in securities	889,161,832
Net Realized and Unrealized Gain	1,012,188,747
Net Increase in Net Assets Resulting from Operations	$1,043,716,784

The accompanying notes are an integral part of these financial statements.

14

BBH CORE SELECT
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2013	2012
INCREASE IN NET ASSETS:
Operations:
Net investment income	$31,528,037	$11,697,682
Net realized gain on investments in securities	123,026,915	49,028,320
Net change in unrealized appreciation/(depreciation)
on investments in securities	889,161,832	246,390,832
Net increase in net assets resulting from operations	1,043,716,784	307,116,834
Dividends and distributions declared:
From net investment income:
Class N	(18,092,926)	(4,275,899)
Retail Class	(1,134,306)	(1,053,704)
From net realized gains:
Class N	(43,389,167)	(10,156,709)
Retail Class	(5,651,933)	(3,114,913)
Total dividends and distributions declared	(68,268,332)	(18,601,225)
Share transactions:
Proceeds from sales of shares	2,402,011,647	2,758,236,879
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	52,357,695	17,905,795
Proceeds from short-term redemption fees	34,753	62,466
Cost of shares redeemed	(734,404,450)	(742,113,834)
Net increase in net assets resulting from
share transactions	1,719,999,645	2,034,091,306
Total increase in net assets	2,695,448,097	2,322,606,915
NET ASSETS:
Beginning of year	3,316,674,247	994,067,332
End of year (including undistributed net investment
income of $22,616,601 and $10,315,796, respectively)	$6,012,122,344	$3,316,674,247

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	15

BBH CORE SELECT
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

		For the years ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.46	$15.07	$13.91	$11.93	$10.71
Income from investment operations:
Net investment income[1]	0.13	0.10	0.12	0.07	0.06
Net realized and unrealized gain	3.95	2.54	1.15	1.96	1.25
Total income from investment operations	4.08	2.64	1.27	2.03	1.31
Less dividends and distributions:
From net investment income	(0.10)	(0.07)	(0.07)	(0.05)	(0.02)
From net realized gains	(0.23)	(0.18)	(0.04)	—	(0.07)
Total dividends and distributions	(0.33)	(0.25)	(0.11)	(0.05)	(0.09)
Short-term redemption fees[2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.21	$17.46	$15.07	$13.91	$11.93
Total return	23.78%	17.86%	9.19%	17.11%	12.44%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$5,645	$3,049	$809	$362	$237
Ratio of expenses to average net assets
before reductions	1.09%	1.12%	1.14%	1.18%	1.21%
Fee waiver	0.09%[3]	0.12%[3]	0.13%[3]	0.06%[3]	—%
Expense offset arrangement	0.00%[4]	0.00%[4]	0.01%	0.01%	0.02%
Ratio of expenses to average net assets
after reductions	1.00%	1.00%	1.00%	1.11%	1.19%
Ratio of net investment income to average
net assets	0.65%	0.63%	0.85%	0.55%	0.61%
Portfolio turnover rate	12%	14%	17%	19%	15%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2013, 2012, 2011 and 2010, reflect fees reduced as result of a contractual operating expense limitation of the Fund to 1.00%. The agreement is effective for the period beginning on July 14, 2010 and will terminate on March 1, 2014, unless it is renewed by all parties to the agreement. For the fiscal years ended October 31, 2013, 2012, 2011 and 2010, the waived fees were $3,983,262, $1,853,202, $793,607 and $177,639, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

16

BBH CORE SELECT
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the years ended October 31,		For the period from March 25, 2011 (commencement of operations) to October 31, 2011
	2013	2012
Net asset value, beginning of year	$11.61	$10.11	$10.00
Income from investment operations:
Net investment income[1]	0.06	0.05	0.02
Net realized and unrealized gain	2.60	1.69	0.09
Total income from investment operations	2.66	1.74	0.11
Less dividends and distributions:
From net investment income	(0.05)	(0.06)	—
From net realized gains	(0.23)	(0.18)	—
Total dividends and distributions	(0.28)	(0.24)	—
Short-term redemption fees[2]	0.00	0.00	0.00
Net asset value, end of year	$13.99	$11.61	$10.11
Total return	23.42%	17.64%	1.10%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$367	$267	$185
Ratio of expenses to average net assets
before reductions	1.42%	1.43%	1.59%[3]
Fee waiver	0.17%[4]	0.18%[4]	0.33%[3,4]
Expense offset arrangement	0.00%[5]	0.00%[5]	0.01%[3]
Ratio of expenses to average net assets
after reductions	1.25%	1.25%	1.25%[3]
Ratio of net investment income to average
net assets	0.44%	0.50%	0.37%[3]
Portfolio turnover rate	12%	14%	17%[6]

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	Annualized.
[4]	The ratio of expenses to average net assets for fiscal year ended October 31, 2013, 2012 and period ended October 31, 2011, reflect fees reduced as result of a contractual operating expense limitation of the Fund to 1.25%. The agreement is effective for the period beginning on July 14, 2010 and will terminate on March 1, 2014, unless it is renewed by all parties to the agreement. For the fiscal years ended October 31, 2013, 2012 and period ended October 31, 2011, the waived fees were $568,410, $633,118 and $133,178, respectively.
[5]	Less than 0.01%.
[6]	Represents Fund portfolio turnover for the twelve months ended October 31, 2011.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	17

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS
As of and for the year ended October 31, 2013

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on November 2, 1998. On February 20, 2001, the Board of Trustees (“Board”) of the Trust reclassified the Fund’s outstanding shares as “Class N”. On October 1, 2010, the Board established a new class of shares designated as “Retail Class”, which commenced operations on March 25, 2011. Neither Class N shares nor Retail Class shares convert to any other share class of the Fund. Effective November 30, 2012, subject to certain exceptions, the Fund closed to new investors. See the Fund’s prospectus for details. As of October 31, 2013, there were five series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board; (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
18

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2013

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks. Information regarding repurchase agreements held by the Fund is included in the Portfolio of Investments.
E.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year

FINANCIAL STATEMENT OCTOBER 31, 2013	19

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2013

ended October 31, 2013, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2013:	$19,227,232	$49,041,100	$68,268,332	—	$68,268,332
2012:	6,132,108	12,469,117	18,601,225	—	18,601,225

As of October 31, 2013 and 2012, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2013:	$51,311,687	$95,217,318	$146,529,005	—	$(1,024,321)	$1,232,151,095	$1,377,655,779
2012:	10,315,796	49,024,436	59,340,232	—	—	342,867,094	402,207,326

The Fund did not have a net capital loss carry forward at October 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2013

To the extent future capital gains are offset by capital loss carry forwards; such gains will not be distributed.

G.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Recent Accounting Pronouncements. In January 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update was issued to narrow the broad scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities,” which was issued in December 2011. This update requires an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The required disclosures for both pronouncements are effective for annual reporting periods starting from January 1, 2013 and interim periods within those annual periods and apply retrospectively for all periods being reported. Management is assessing the impact of these new disclosure requirements.
4.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.80% of the Fund’s average daily net assets. For the year ended October 31, 2013, the Fund incurred $39,672,712 under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective July 14, 2010, the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.00%. The agreement will terminate on March 1, 2014, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2013, the Investment Adviser waived fees in the amount of $3,983,262 and $568,410 for Class N and Retail Class, respectively.
FINANCIAL STATEMENT OCTOBER 31, 2013	21

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2013

C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.25% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2013, the Fund incurred shareholder servicing fees in the amount of $11,541,014 and $856,708 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement, it is anticipated that total operating expenses for Retail Class shares will be 1.25% of the average daily net assets. For the year ended October 31, 2013, Retail Class shares of the Fund incurred $857,805 for Distribution (12b-1) Fees.
E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.04% per annum on the first $100,000,000 of average daily net assets and 0.02% per annum on the next $400,000,000 of average daily net assets and 0.01% per annum on all average daily net assets over $500,000,000. Effective April 1, 2013, the custody and fund accounting fee schedule was revised to reflect reduced rates. The custody fee continues to be an asset and transaction based fee. The fund accounting fee was revised from a tiered fee schedule to a single rate of 0.004% of the Fund’s net asset value. For the year ended October 31, 2013, the Fund incurred $499,215 in custody and fund accounting fees. These fees for the Fund were reduced by $2,555 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2013, was $257.
F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2013, the Fund incurred $96,835 in non-interested Trustee compensation and reimbursements.
22

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2013

5.	Investment Transactions. For the year ended October 31, 2013, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $1,701,866,683 and $504,888,772, respectively.
6.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest at no par value. Transactions in Class N and Retail Class shares were as follows:

	For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	120,400,382	$2,246,685,881	135,774,669	$2,254,711,799
Shares issued in connection
with reinvestments
of dividends	2,639,087	45,602,628	952,018	13,747,144
Proceeds from short-term
redemption fees	NA	26,513	NA	56,066
Shares redeemed	(31,580,112)	(607,487,761)	(15,812,605)	(252,722,028)
Net increase	91,459,357	$1,684,827,261	120,914,082	$2,015,792,981
Retail Class
Shares sold	12,517,484	$155,325,766	46,672,538	$503,525,080
Shares issued in connection
with reinvestments
of dividends	591,512	6,755,067	432,292	4,158,651
Proceeds from short-term
redemption fees	NA	8,240	NA	6,400
Shares redeemed	(9,887,218)	(126,916,689)	(42,346,156)	(489,391,806)
Net increase	3,221,778	$35,172,384	4,758,674	$18,298,325

7.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk), or

FINANCIAL STATEMENT OCTOBER 31, 2013	23

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2013

certain risks associated with investing in foreign securities not present in domestic investments (foreign investment risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity markets as a whole (equity securities risk). The Fund’s Shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2013 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
24

BBH CORE SELECT
DISCLOSURE OF FUND EXPENSES
October 31, 2013 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENT OCTOBER 31, 2013	25

BBH CORE SELECT
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2013 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 to October 31, 2013[1]
Class N
Actual	$1,000	$1,089	$5.26
Hypothetical[2]	$1,000	$1,020	$5.09

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2013 to
	May 1, 2013	October 31, 2013	October 31, 2013[1]
Retail Class
Actual	$1,000	$1,088	$6.58
Hypothetical[2]	$1,000	$1,019	$6.36

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.25% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
26

BBH CORE SELECT
CONFLICTS OF INTEREST
October 31, 2013 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENT OCTOBER 31, 2013	27

BBH CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2013 (unaudited)

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

28

BBH CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2013 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

FINANCIAL STATEMENT OCTOBER 31, 2013	29

BBH CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2013 (unaudited)

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. The Trustees receive regular reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

30

BBH CORE SELECT
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2013 (unaudited)

BBH Core Select (the “Fund”) hereby designates $49,041,100 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $19,227,232 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2013. In January 2014, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2013 qualifies for the dividends received deduction available to corporate shareholders.

FINANCIAL STATEMENT OCTOBER 31, 2013	31

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the Trust is set forth below. The Statement of Additional Information for the BBH Core Select includes additional information about the Fund’s Trustees and is available upon request without charge by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee^	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Joseph V. Shields Jr. Birth Date: March 17, 1938	Chairman of the Board and Trustee	Since 2007 1990-2007 with the Predecessor Trust	Managing Director and Chairman of Wellington Shields & Co. LLC (member of New York Stock Exchange (“NYSE”)).	5	Chairman of Capital Management Associates, Inc. (registered investment adviser); Director of Flowers Foods, Inc. (NYSE listed company).
David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 1990-2007 with the Predecessor Trust	Retired.	5	Director of Dreyfus Mutual Funds (59 Funds).
Arthur D. Miltenberger Birth Date: November 8, 1938	Trustee	Since 2007 1992-2007 with the Predecessor Trust	Retired.	5	None.
H. Whitney Wagner Birth Date: March 3, 1956	Trustee	Since 2007 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	5	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	5	Director of WWIG.

32

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

Name, Birth Date and Address	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee^	Other Directorships Held by Trustee During Past 5 Years
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	5	Chairman of Dillon Trust Company; Chairman of Keswick Management; Director of Domaine Clarence Dillon, Bordeaux, France; and Director of Pinnacle Care International.

Interested Trustees
Susan C. Livingston+ Birth Date: February 18, 1957 50 Post Office Square Boston, MA 02110	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd (2001 to April 2011).	5	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	5	None.

FINANCIAL STATEMENT OCTOBER 31, 2013	33

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

OFFICERS

Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Joined BBH&Co. in 1977 and has been a Partner of the firm since 1995.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since September 2001; joined BBH&Co. in 1999.
Mark B. Nixon 140 Broadway New York, NY 10005 Birth Date: January 14, 1963	Assistant Secretary	Since 2007 2006-2007 with the Predecessor Trust	Vice President of BBH&Co. since October 2006.
Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”)	Since 2011	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).
Sue M. Rim-An 140 Broadway New York, NY 10005 Birth Date: September 10, 1970	Anti-Money Laundering Officer	Since 2008	Anti-Money Laundering (“AML”) Officer, Vice President of BBH&Co. since September 2007.
Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. since November 2005.

34

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alexander Tikonoff 50 Post Office Square Boston, MA 02110 Birth Date: December 23, 1974	Assistant Secretary	Since 2009	Vice President and Investor Services Counsel, BBH&Co. since August 2006.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009; Finance and Accounting Consultant at The Siegfried Group (2007-2009).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Except for Ms. Livingston and Messrs. Collins, Frazier and Gehret, the Trustees previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has five series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENT OCTOBER 31, 2013	35

ADMINISTRATOR	INVESTMENT ADVISER
BROWN BROTHERS HARRIMAN & CO.	BROWN BROTHERS HARRIMAN
140 BROADWAY	MUTUAL FUND ADVISORY
NEW YORK, NY 10005	DEPARTMENT
140 BROADWAY
DISTRIBUTOR	NEW YORK, NY 10005
ALPS DISTRIBUTORS, INC.
1290 BROADWAY, SUITE 1100
DENVER, CO 80203

SHAREHOLDER SERVICING AGENT
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2013

BBH Global Core Select

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2013

BBH Global Core Select (“Global Core Select” or the “Fund”) launched on March 28, 2013 and we would like to thank all of the shareholders who have invested in the Fund during its first seven months of existence. Our focus is on compounding over many years the capital that has been entrusted to us. We seek to achieve this objective by owning high quality businesses that provide essential products and services to loyal customers; are leaders in attractive industries or market niches; and have strong and durable competitive advantages. Financially, we look for businesses that have strong balance sheets, generate ample free cash flow, and earn high returns on capital. We also seek to partner with managers who are honest, excellent operators, and intelligent capital allocators. Lastly, we seek to invest when companies that possess most of these characteristics are trading at 75% or less of our intrinsic value1 estimates and to exit as the share prices approach or reach intrinsic value. Our investment team believes that owning high quality businesses trading at discounts to intrinsic value is an effective way to protect against permanent capital losses due to economic and market downturns, while participating in market upturns.

During the seven months of fiscal 2013, the Fund generated a positive net return of 9.90%, while the MSCI World Index2 appreciated 13.13%. Note that we do not manage the Fund to mirror the performance of the MSCI World Index and the Fund’s holdings (both by industry and geography) differ materially from the comparable weights of that index. We invest with a multi-year time horizon and encourage shareholders to judge our investment performance over an extended time period that reflects both up and down markets.

At its launch in late March, the Fund owned 28 businesses and during the year we added four more companies (Schlumberger, Solera Holdings, Vermillion Energy, and Sally Beauty Holdings). We did not exit any positions during fiscal 2013, although we did trim a number of positions as they appreciated towards our intrinsic value estimates. As of October 31, 2013, the Fund’s top holdings were Nestle, Wells Fargo, Novartis, Google, and Qualcomm. These five businesses are good examples of the high quality businesses that we seek to own. We believe they are all competitively advantaged leaders in their respective industries with superb balance sheets and highly capable management teams.

[1]	We prepare proprietary financial models for each Core Select company in order to determine an estimate of intrinsic value. Discounted cash flow analysis is the primary quantitative model used in our research process. We supplement our discounted cash flow work with other quantitative analyses, such as economic profit models, internal rate of return models, and free cash flow multiples.
[2]	MSCI World is a stock market index of approximately 1,600 world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for ‘world’ or ‘global’ stock funds. The index is an unmanaged, market-weighted index and the returns of the index include net reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the index. One cannot invest directly in an index.
2

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2013

Our leading positive contributors in fiscal 2013 were Google, JCDecaux, and Microsoft. Google demonstrated strong core operating performance driven by robust mobile and emerging markets advertising growth. Although now a very large company, Google’s revenues, operating income and cash flows continue to grow strongly due to a durable secular trend favoring online advertising over traditional media and Google’s sizable scale advantages in Internet search. JCDecaux is the global leader in outdoor advertising, which is an attractive advertising segment that we believe is largely protected from digital disintermediation. JCDecaux has a favorable asset base, the strongest balance sheet in its industry, and a superb reputation among customers and industry participants. The company continues to extend its franchise with new contract wins in attractive markets such as Russia, Brazil, and China. Lastly, Microsoft remains a technology powerhouse despite continued pressure in the consumer personal computer market and an ongoing transition away from an on-premise and perpetual license model towards cloud computing and subscription revenues. We believe Microsoft is maintaining its leadership position with enterprise customers and is executing well on its mobile and “devices and services” initiatives. Like most of our other holdings, Microsoft maintains a strong balance sheet, earns high returns on capital, and generates robust free cash flow.

Our leading detractors during fiscal 2013 were TGS Nopec Geophysical, a Norwegian-American multi-client seismic company, and Fuchs Petrolub, a German provider of industrial lubricants. TGS’s share price fell after the company reported lower prefunding levels for new seismic projects and permitting delays in Australia and the U.S. Despite the disappointing recent results, we remain confident in the long term outlook for increased upstream exploration activity and the resulting ongoing demand for seismic data. TGS has one of the most valuable seismic libraries in the world and has consistently earned attractive returns on its new seismic investments. In the case of Fuchs, the company experienced a relatively slow start to 2013 due to weakness in certain industrial markets in North and South America, as well as adverse changes in exchange rates. Nevertheless, most of Fuchs’ products are mission critical applications that customers need on a timely basis. Fuchs has also continued to report healthy growth in Asia, a critical market for future success. After their share prices fell, we added to our positions in both TGS and Fuchs. Importantly, both companies have financially astute management teams that are repurchasing shares at prices well below our intrinsic value estimates.

While we are very pleased with the Fund’s first seven months and the quality of the companies currently in the Global Core Select portfolio, we acknowledge that equity markets have rallied significantly in recent years. As a result, equity valuations are now relatively high and there are not many companies trading at wide discounts to our intrinsic value estimates. Accordingly, as we have trimmed certain positions that have approached our intrinsic value estimates, we have been patient about reinvesting our proceeds and the Fund’s cash position remains somewhat elevated (10.89% at October 31, 2013). We are certainly not afraid, though, of volatile or expensive markets. It is precisely in such market environments, that we believe our Global Core Select investment approach with its twin focus on business quality and a discount to intrinsic value is particularly well suited. We look forward to reporting to shareholders in our quarterly letters on the Fund’s future progress.

FINANCIAL STATEMENT OCTOBER 31, 2013	3

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2013

Growth of $10,000 Invested in BBH Global Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the 7 month period ended October 31, 2013 as compared to the MSCI World Index.

* net of fees and expenses

The annualized gross expense ratios as in the March 28, 2013 prospectus for Class N and Retail Class shares were 1.26% and 1.51%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. For performance current to the most recent month-end please call 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities. The MSCI World Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.
4

BBH GLOBAL CORE SELECT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Global Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Global Core Select (a series of BBH Trust) (the “Fund”) as of October 31, 2013, and the related statement of operations and changes in net assets and the financial highlights for the period from March 28, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Global Core Select as of October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 28, 2013 (commencement of operations) to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 23, 2013

FINANCIAL STATEMENT OCTOBER 31, 2013	5

BBH GLOBAL CORE SELECT
PORTFOLIO ALLOCATION
October 31, 2013

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Canada	$5,112,224	5.7%
France	5,766,178	6.4
Germany	4,916,571	5.4
Norway	2,608,203	2.9
Sweden	1,870,030	2.1
Switzerland	10,404,708	11.6
United Kingdom	9,167,387	10.2
United States	41,883,430	46.6
Cash and Other Assets in Excess of Liabilities	8,197,955	9.1
NET ASSETS	$89,926,686	100.0%

All data as of October 31, 2013. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

6

BBH GLOBAL CORE SELECT
PORTFOLIO ALLOCATION (continued)
October 31, 2013

SECTOR DIVERSIFICATION
	U.S. $ Value	Percent of Net Assets
Basic Materials	$7,114,755	7.9%
Communications	10,865,190	12.1
Consumer Cyclical	8,300,619	9.2
Consumer Non-Cyclical	23,650,498	26.3
Energy	13,222,515	14.7
Financials	8,428,380	9.4
Technology	10,146,774	11.3
Cash and Other Assets in Excess of Liabilities	8,197,955	9.1
NET ASSETS	$89,926,686	100.0%

All data as of October 31, 2013. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	7

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS
October 31, 2013

Shares		Value
	COMMON STOCKS (90.9%)
	CANADA (5.7%)
	ENERGY
72,600	ARC Resources Ltd.	$1,926,257
15,700	Vermilion Energy, Inc.	862,465
		2,788,722
	FINANCIALS
37,275	Intact Financial Corp.	2,323,502
	Total Canada	5,112,224

	FRANCE (6.4%)
	COMMUNICATIONS
53,600	JCDecaux S.A.	2,155,413
	CONSUMER NON-CYCLICAL
33,725	Sanofi	3,610,765
	Total France	5,766,178

	GERMANY (5.4%)
	BASIC MATERIALS
13,300	Brenntag AG	2,255,269
	ENERGY
39,100	Fuchs Petrolub AG	2,661,302
	Total Germany	4,916,571

	NORWAY (2.9%)
	ENERGY
94,700	TGS Nopec Geophysical Co. ASA	2,608,203
	Total Norway	2,608,203

	SWEDEN (2.1%)
	FINANCIALS
41,200	Svenska Handelsbanken AB (Class A)	1,870,030
	Total Sweden	1,870,030

The accompanying notes are an integral part of these financial statements.

8

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares		Value
	COMMON STOCKS (continued)
	SWITZERLAND (11.6%)
	CONSUMER NON-CYCLICAL
63,325	Nestle SA	$ 4,581,032
56,575	Novartis AG	4,392,564
7,175	Straumann Holding AG	1,431,112
	Total Switzerland	10,404,708

	UNITED KINGDOM (10.2%)
	COMMUNICATIONS
115,600	Pearson, Plc	2,415,934
	CONSUMER NON-CYCLICAL
68,900	Diageo, Plc	2,199,478
19,300	Reckitt Benckiser Group, Plc	1,500,614
522,750	Tesco, Plc	3,051,361
		6,751,453
	Total United Kingdom	9,167,387

	UNITED STATES (46.6%)
	BASIC MATERIALS
35,550	Celanese Corp. (Class A)	1,991,156
23,000	Praxair, Inc.	2,868,330
		4,859,486
	COMMUNICATIONS
4,030	Google, Inc. (Class A)[1]	4,153,237
54,275	Nielsen Holdings NV	2,140,606
		6,293,843
	CONSUMER CYCLICAL
33,950	Bed, Bath & Beyond, Inc.[1]	2,625,014
49,800	Sally Beauty Holdings, Inc.[1]	1,310,736
35,800	Target Corp.	2,319,482
26,650	Wal-Mart Stores, Inc.	2,045,387
		8,300,619

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	9

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares			Value
	COMMON STOCKS (continued)
	CONSUMER NON-CYCLICAL
29,000	Baxter International, Inc.		$ 1,910,230
11,575	PepsiCo, Inc.		973,342
			2,883,572
	ENERGY
28,925	Occidental Petroleum Corp.		2,779,114
25,450	Schlumberger, Ltd.		2,385,174
			5,164,288
	FINANCIALS
99,200	Wells Fargo & Co.		4,234,848
	TECHNOLOGY
102,625	Microsoft Corp.		3,627,794
54,225	QUALCOMM, Inc.		3,767,011
48,950	Solera Holdings, Inc.		2,751,969
			10,146,774
	Total United States		41,883,430
	TOTAL COMMON STOCKS (Identified cost $75,663,169)		81,728,731

TOTAL INVESTMENTS (Identified cost $75,663,169)[2]		90.9%	$81,728,731
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES		9.1%	8,197,955
NET ASSETS		100.0%	$89,926,686

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $75,663,177, the aggregate gross unrealized appreciation is $6,648,976 and the aggregate gross unrealized depreciation is $583,422, resulting in net unrealized appreciation of $6,065,554.

The accompanying notes are an integral part of these financial statements.

10

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	11

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, Fair Valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2013.

Investments, at value	(Unadjusted) Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2013
Basic Materials	$4,859,486	$2,255,269	$—	$7,114,755
Communications	6,293,843	4,571,347	—	10,865,190
Consumer Cyclical	8,300,619	—	—	8,300,619
Consumer Non-Cyclical	2,883,572	20,766,926	—	23,650,498
Energy	7,953,010	5,269,505	—	13,222,515
Financials	6,558,350	1,870,030	—	8,428,380
Technology	10,146,774	—	—	10,146,774
Investments, at value	$46,995,654	$34,733,077	$—	$81,728,731

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 as of October 31, 2013, based on the valuation input levels on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

12

BBH GLOBAL CORE SELECT
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

ASSETS:
Investments in securities, at value (Identified cost $75,663,169)	$81,728,731
Cash	9,684,161
Foreign currency at value (Identified cost $108,692)	107,708
Receivables for:
Dividends	72,262
Investment advisory and administrative fees waiver reimbursement	60,057
Shares sold	31,000
Investments sold	222
Prepaid assets	25,338
Total Assets	91,709,479
LIABILITIES:
Payables for:
Investments purchased	1,619,745
Investment advisory and administrative fees	63,824
Professional fees	46,800
Shareholder servicing fees	15,084
Custody and fund accounting fees	10,638
Transfer agent fees	2,087
Distributors fees	1,756
Board of Trustees’ fees	727
Accrued expenses and other liabilities	22,132
Total Liabilities	1,782,793
NET ASSETS	$89,926,686
Net Assets Consist of:
Paid-in capital	$83,461,090
Undistributed net investment income	123,588
Accumulated net realized gain on investments in securities and foreign
exchange transactions	277,430
Net unrealized appreciation/(depreciation) on investments in securities
and foreign currency translations[1]	6,064,578
Net Assets	$89,926,686
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($88,204,028 ÷ 8,023,112 shares outstanding)	$10.99
RETAIL CLASS SHARES
($1,722,658 ÷ 156,951 shares outstanding)	$10.98

[1]	Includes unrealized appreciation from the investments carried forward on a cost basis in the tax-free transaction from the BBH Global Funds, LLC to BBH Global Core Select. (See Note 7).

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	13

BBH GLOBAL CORE SELECT
STATEMENT OF OPERATIONS
For the period from March 28, 2013 (commencement of operations) to October 31, 2013

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $24,632)	$ 444,043
Total Income	444,043
Expenses:
Investment advisory and administrative fees	241,580
Professional fees	46,799
Board of Trustees’ fees	46,252
Shareholder servicing fees	38,145
Custody and fund accounting fees	37,429
Transfer agent fees	13,769
Distributors fees	11,575
Miscellaneous expenses	56,784
Total Expenses	492,333
Investment advisory and administrative fees waiver	(170,841)
Expense offset arrangement	(2,297)
Net Expenses	319,195
Net Investment Income	124,848
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	118,099
Net realized gain on foreign exchange transactions	158,071
Net realized gain on investments in securities and foreign exchange
transactions and translations	276,170
Net change in unrealized appreciation/(depreciation) on investments
in securities	4,610,480
Net change in unrealized appreciation/(depreciation) on foreign
currency translations	1,174
Net change in unrealized appreciation/(depreciation) on investments
in securities and foreign currency translations	4,611,654
Net Realized and Unrealized Gain	4,887,824
Net Increase in Net Assets Resulting from Operations	$5,012,672

The accompanying notes are an integral part of these financial statements.

14

BBH GLOBAL CORE SELECT
STATEMENT OF CHANGES IN NET ASSETS
October 31, 2013

For the period from March 28, 2013 (commencement of operations) to October 31, 2013
INCREASE IN NET ASSETS:
Operations:
Net investment income	$ 124,848
Net realized gain on investments in securities and foreign exchange
transactions and translations	276,170
Net change in unrealized appreciation/(depreciation) on investments
in securities and foreign currency translations	4,611,654
Net increase in net assets resulting from operations	5,012,672
Share transactions:
Shares issued in connection with the merger	15,389,487
Proceeds from sales of shares	70,121,983
Proceeds from short-term redemption fees	27
Cost of shares redeemed	(597,483)
Net increase in net assets resulting from share transactions	84,914,014
Total increase in net assets	89,926,686
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income
of $123,588)	$89,926,686

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	15

BBH GLOBAL CORE SELECT
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

For the period from March 28, 2013 (commencement of operations) to October 31, 2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income[1]	0.03
Net realized and unrealized gain	0.96
Total income from investment operations	0.99
Short-term redemption fees[2]	0.00
Net asset value, end of period	$10.99
Total return	9.90%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$88
Ratio of expenses to average net assets before reductions	1.87%[3]
Fee waiver	0.61%[3,4]
Expense offset arrangement	0.01%[3]
Ratio of expenses to average net assets after reductions	1.25%[3]
Ratio of net investment income to average net assets	0.50%[3]
Portfolio turnover rate	6%[5]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Annualized.
[4]	The ratio of expenses to average net assets for the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the Fund to 1.25%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014. and has been renewed by all parties to the agreement through April 1, 2015. For the period ended October 31, 2013 the waived fees were $152,928.
[5]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

16

BBH GLOBAL CORE SELECT
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

For the period from April 2, 2013 (commencement of operations) to October 31, 2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income[1]	0.002
Net realized and unrealized gain	0.98
Total income from investment operations	0.98
Short-term redemption fees[2]	0.00
Net asset value, end of period	$10.98
Total return	9.80%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$2
Ratio of expenses to average net assets before reductions	4.88%[3]
Fee waiver	3.37%[3,4]
Expense offset arrangement	0.01%[3]
Ratio of expenses to average net assets after reductions	1.50%[3]
Ratio of net investment income to average net assets	0.02%[3]
Portfolio turnover rate	6%[5]

[1]	Calculated using average shares outstanding for the period.
[2]	Less then $0.01.
[3]	Annualized.
[4]	The ratio of expenses to average net assets for the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the Fund to 1.50%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014. and has been renewed by all parties to the agreement through April 1, 2015. For the period ended October 31, 2013 the waived fees were $17,913.
[5]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	17

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS
As of and for the period ended October 31, 2013

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund is the successor to the BBH private investment fund, BBH Global Funds, LLC —Global Core Select, which launched on April 2, 2012. The Fund commenced operations on March 28, 2013. The Fund offers both Class N shares and Retail Class shares. Neither Class N shares nor Retail Class shares convert to any other class of shares of the Fund. As of October 31, 2013, there were five series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at “fair value” in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees; (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to value international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
18

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2013

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks. Information regarding repurchase agreements held by the Fund is included in the Portfolio of Investments.
E.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences

FINANCIAL STATEMENT OCTOBER 31, 2013	19

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2013

are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the period ended October 31, 2013, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.
G.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are generally declared and paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund did not pay distributions during the period from March 28, 2013 (commencement of operations) to October 31, 2013.
20

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2013

As of October 31, 2013 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2013:	$370,647	$30,379	$401,026	—	$(8)	$6,064,578	$6,465,596

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carry forwards; such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Recent Accounting Pronouncements. In January 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update was issued to narrow the broad scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities,” which was issued in December 2011. This update requires an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The required disclosures for both pronouncements are effective for annual reporting periods starting from January 1, 2013 and interim periods within those annual periods and apply retrospectively for all periods being reported. Management is assessing the impact of these new disclosure requirements.
FINANCIAL STATEMENT OCTOBER 31, 2013	21

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2013

4.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.95% of the Fund’s average daily net assets. For the period ended October 31, 2013, the Fund incurred $241,580 under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective March 28, 2013 (commencement of operations), the SID contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.25%. The agreement will terminate on April 1, 2014, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the period ended October 31, 2013, the SID waived fees in the amount of $152,928 and $17,913 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.15% of Class N and Retail Class shares’ average daily net assets. For the period ended October 31, 2013, the Fund incurred shareholder servicing fees in the amount of $37,346 and $799 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement, it is anticipated that total operating expenses for Retail Class shares will be 1.50% of the average daily net assets. For the period ended October 31, 2013, Retail Class shares of the Fund incurred $1,327 for Distribution (12b-1) Fees.
22

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2013

E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% per annum of the fund’s net assets. For the period ended October 31, 2013, the Fund incurred $37,429 in custody and fund accounting fees. These fees for the Fund were reduced by $2,297 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the period ended October 31, 2013, was $0.
F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the period ended October 31, 2013, the Fund incurred $46,252 in non-interested Trustee compensation and reimbursements.
5.	Investment Transactions. For the period ended October 31, 2013, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $66,279,237 and $2,670,824, respectively.

Transactions prior to the reorganization are excluded for purposes of calculating the Fund’s portfolio turnover rate. Cost of purchases and proceeds from sales of investment securities excluded were $11,777,610 and $0, respectively.

6.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest at no par value. Transactions in Class N and Retail Class shares were as follows:

	10/31/2013*
	Shares	Dollars
Class N
Shares issued in connection with the merger	1,538,949	$15,389,487
Shares sold	6,505,378	68,120,976
Shares redeemed	(21,215)	(221,696)
Net increase	8,023,112	$83,288,767

FINANCIAL STATEMENT OCTOBER 31, 2013	23

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2013

	10/31/2013*
	Shares	Dollars
Retail Class
Shares sold	192,744	$2,001,007
Proceeds from short-term redemption fees	NA	27
Shares redeemed	(35,793)	(375,787)
Net increase	156,951	$1,625,247

*	The period represented is from March 28, 2013 (commencement of operations) to October 31, 2013.
7.	Acquisition of BBH Global Funds, LLC — Global Core Select Series. On March 28, 2013, the Fund acquired all of the net assets of BBH Global Funds, LLC — Global Core Select Series (the “Series”), a series of a multi-series limited liability company organized under the Delaware Limited Liability Company Act, pursuant to an Agreement and Plan of Reorganization and Exchange executed by BBH Trust and the Managing Member of BBH Global Funds, LLC. The purpose of the transaction was to combine two funds with like investment objectives and strategies under one registered investment adviser. The acquisition was accomplished by a tax-free exchange of 1,538,949 shares of the Fund, valued at $15,389,487, for all of the membership units of the Series outstanding on March 28, 2013. The investment portfolio of the Series, with a fair value of $13,231,593 and identified cost of $11,778,669 at March 28, 2013, was the principal asset acquired by the Fund. For financial reporting purposes, assets received by and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Series was carried forward to align the ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund had net assets of $0.
8.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Capital controls imposed by foreign governments in response to economic or political events may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), non-U.S. currencies invested in by the Fund depreciating against the U.S. dollar (currency exchange rate risk), risks from investing in securities of issuers based in developing countries (emerging markets risk), or price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report,

24

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2013

or other events affecting particular industries or the equity market as a whole (equity securities risk), or certain risks associated with investing in foreign securities not present in domestic investments (foreign investment risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (medium-sized company risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). The Fund’s Shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
9.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2013 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
FINANCIAL STATEMENT OCTOBER 31, 2013	25

BBH GLOBAL CORE SELECT
DISCLOSURE OF FUND EXPENSES
October 31, 2013 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

26

BBH GLOBAL CORE SELECT
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2013 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2013 to
	May 1, 2013	October 31, 2013	October 31, 2013[1]
Class N
Actual	$1,000	$1,072	$6.53
Hypothetical[2]	$1,000	$1,019	$6.36

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2013 to
	May 1, 2013	October 31, 2013	October 31, 2013[1]
Retail Class
Actual	$1,000	$1,071	$7.83
Hypothetical[2]	$1,000	$1,018	$7.63

[1]

Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.50% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 and 184/365 for Class N and Retail Class shares, respectively.

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
FINANCIAL STATEMENT OCTOBER 31, 2013	27

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST
October 31, 2013 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does

28

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2013 (unaudited)

not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

FINANCIAL STATEMENT OCTOBER 31, 2013	29

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2013 (unaudited)

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. The Trustees receive regular reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

30

BBH GLOBAL CORE SELECT
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2013 (unaudited)

One hundred percent of the ordinary income dividends paid by the Fund during the period ended October 31, 2013 qualifies for the dividends received deduction available to corporate shareholders.

FINANCIAL STATEMENT OCTOBER 31, 2013	31

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the Trust is set forth below. The Statement of Additional Information for the BBH Global Core Select includes additional information about the Fund’s Trustees and is available upon request without charge by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee^	Other Directorships held by Trustee During Past 5 Years
Independent Trustees
Joseph V. Shields Jr. Birth Date: March 17, 1938	Chairman of the Board and Trustee	Since 2007 1990-2007 with the Predecessor Trust	Managing Director and Chairman of Wellington Shields & Co. LLC (member of New York Stock Exchange (“NYSE”)).	5	Chairman of Capital Management Associates, Inc. (registered investment adviser); Director of Flowers Foods, Inc. (NYSE listed company).
David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 1990-2007 with the Predecessor Trust	Retired.	5	Director of Dreyfus Mutual Funds (59 Funds).
Arthur D. Miltenberger Birth Date: November 8, 1938	Trustee	Since 2007 1992-2007 with the Predecessor Trust	Retired.	5	None.
H. Whitney Wagner Birth Date: March 3, 1956	Trustee	Since 2007 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	5	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	5	Director of WWIG.

32

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

Name, Birth Date and Address	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee^	Other Directorships Held by Trustee During Past 5 Years
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	5	Chairman of Dillon Trust Company; Chairman of Keswick Management; Director of Domaine Clarence Dillon, Bordeaux, France; and Director of Pinnacle Care International.
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd (2001 to April 2011).	5	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	5	None.

FINANCIAL STATEMENT OCTOBER 31, 2013	33

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

OFFICERS
Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Joined BBH&Co. in 1977 and has been a Partner of the firm since 1995.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since September 2001; joined BBH&Co. in 1999.
Mark B. Nixon 140 Broadway New York, NY 10005 Birth Date: January 14, 1963	Assistant Secretary	Since 2007 2006-2007 with the Predecessor Trust	Vice President of BBH&Co. since October 2006.
Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”)	Since 2011	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).
Sue M. Rim-An 140 Broadway New York, NY 10005 Birth Date: September 10, 1970	Anti-Money Laundering Officer	Since 2008	Anti-Money Laundering (“AML”) Officer, Vice President of BBH&Co. since September 2007.
Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. since November 2005.

34

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alexander Tikonoff 50 Post Office Square Boston, MA 02110 Birth Date: December 23, 1974	Assistant Secretary	Since 2009	Vice President and Investor Services Counsel, BBH&Co. since August 2006.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009; Finance and Accounting Consultant at The Siegfried Group (2007-2009).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Except for Ms. Livingston and Messrs. Collins, Frazier and Gehret, the Trustees previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has five series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENT OCTOBER 31, 2013	35

ADMINISTRATOR	INVESTMENT ADVISER
BROWN BROTHERS HARRIMAN & CO.	BROWN BROTHERS HARRIMAN
140 BROADWAY	MUTUAL FUND ADVISORY
NEW YORK, NY 10005	DEPARTMENT
140 BROADWAY
DISTRIBUTOR	NEW YORK, NY 10005
ALPS DISTRIBUTORS, INC.
1290 BROADWAY, SUITE 1100
DENVER, CO 80203

SHAREHOLDER SERVICING AGENT
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended October 31, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2013

BBH International Equity Fund

BBH INTERNATIONAL EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2013

For the 12-month period ended October 31, 2013, the BBH International Equity Fund (the “Fund”) Class N Shares and Class I shares returned 20.27% and 20.64%, net of fees, respectively. The Fund’s benchmark, the MSCI Europe, Australasia Far East Index1 (the “EAFE”), returned 26.88% over the same period. The Fund continues to employ two sub-advisers who are monitored by the investment adviser. One sub-adviser, Mondrian Investment Partners Limited (“Mondrian”), employs a value strategy while the other, Walter Scott & Partners Limited (“Walter Scott”), employs a growth strategy. New assets continue to be allocated equally between both sub-advisers.

The Fund underperformed its benchmark during the year primarily due to sector positioning and challenging stock selection in certain countries. Mondrian benefited from solid stock picking in Consumer Cyclicals and Consumer Defensives. Mondrian’s defensive hedging of a weakening Australian dollar also added to performance during the year. However, Mondrian was hurt by an overweight to Healthcare and an underweight to Financials, the best performing sector, as fears around sovereign defaults has subsided. Walter Scott’s results were also hindered by a large underweight to the financial sector and an overweight to Energy. In addition, stock selection was challenged in Japan as both subadvisers positioning away from yen-sensitive stocks led to underperforming Japan’s significant rally.

Both managers continued to employ strategies focused on an objective of total return, primarily through capital appreciation, rather than focus on particular benchmarks. They invest in what they believe are quality businesses with clear plans for the future, competitive positions among peers and strong management teams dedicated to increasing shareholder value.

[1]	MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weight equity index comprising 20 of 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.
2

BBH INTERNATIONAL EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2013

Growth of $10,000 Invested in BBH International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2013 as compared to the MSCI EAFE.

* net of fees and expenses

The annualized gross expense ratios as in the February 28, 2013 prospectus for Class N and Class I shares were 1.17% and 0.94%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For current to the most recent month end performance and after tax returns, contact the Fund at 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
FINANCIAL STATEMENT OCTOBER 31, 2013	3

BBH INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH International Equity Fund (a series of BBH Trust) (the “Fund”) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH International Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 23, 2013

4

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO ALLOCATION
October 31, 2013

COUNTRY DIVERSIFICATION
	U.S. $ Value	Percent of Net Assets
Australia	$47,850,220	6.2%
Belgium	7,388,063	1.0
Brazil	5,449,816	0.7
China	11,777,282	1.5
Denmark	7,721,745	1.0
Finland	5,849,340	0.8
France	86,036,787	11.2
Germany	45,247,421	5.9
Hong Kong	41,696,648	5.4
Israel	9,661,945	1.3
Italy	9,728,647	1.3
Japan	157,990,227	20.5
Netherlands	24,808,627	3.2
Singapore	21,951,999	2.8
Spain	35,925,582	4.7
Sweden	9,566,373	1.2
Switzerland	74,689,829	9.7
Taiwan	11,102,582	1.4
United Kingdom	143,337,888	18.6
Cash and Other Assets in Excess of Liabilities	12,427,966	1.6
NET ASSETS	$770,208,987	100.0%

All data as of October 31, 2013. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	5

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO ALLOCATION (continued)
October 31, 2013

SECTOR DIVERSIFICATION
	U.S. $ Value	Percent of Net Assets
Basic Materials	$31,284,182	4.1%
Communications	54,454,451	7.1
Consumer Cyclical	78,951,663	10.2
Consumer Non-Cyclical	234,650,838	30.5
Diversified	7,303,412	0.9
Energy	88,503,981	11.5
Financials	96,940,961	12.6
Industrials	80,926,591	10.5
Technology	38,649,018	5.0
Utilities	46,115,924	6.0
Cash and Other Assets in Excess of Liabilities	12,427,966	1.6
NET ASSETS	$770,208,987	100.0%

All data as of October 31, 2013. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

6

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2013

Shares		Value
	COMMON STOCKS (98.4%)
	AUSTRALIA (6.2%)
	CONSUMER NON-CYCLICAL
620,000	Coca-Cola Amatil, Ltd.	$7,571,362
60,300	Cochlear, Ltd.	3,360,603
117,400	CSL, Ltd.	7,719,625
254,600	Woolworths, Ltd.	8,406,764
		27,058,354
	ENERGY
223,000	Woodside Petroleum, Ltd.	8,189,717

	FINANCIALS
1,105,489	AMP, Ltd.	4,957,538
347,732	QBE Insurance Group, Ltd.	4,872,317
		9,829,855
	INDUSTRIALS
270,298	Amcor, Ltd.	2,772,294
	Total Australia	47,850,220

	BELGIUM (1.0%)
	CONSUMER NON-CYCLICAL
132,000	Colruyt SA	7,388,063
	UNITS
5,618	Ageas[1]	0
	Total Belgium	7,388,063

	BRAZIL (0.7%)
	ENERGY
300,100	Petroleo Brasileiro SA (Class A) ADR	5,449,816
	Total Brazil	5,449,816

	CHINA (1.5%)
	ENERGY
1,120,000	China Shenhua Energy Co., Ltd. (Class H)	3,397,998
4,133,000	CNOOC, Ltd.	8,379,284
	Total China	11,777,282

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	7

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares		Value
	COMMON STOCKS (continued)
	DENMARK (1.0%)
	CONSUMER NON-CYCLICAL
46,300	Novo Nordisk AS (Class B)	$7,721,745
	Total Denmark	7,721,745

	FINLAND (0.8%)
	INDUSTRIALS
66,200	Kone OYJ (Class B)	5,849,340
	Total Finland	5,849,340

	FRANCE (11.2%)
	BASIC MATERIALS
58,200	Air Liquide SA	7,926,879
648,573	Orange SA	8,926,849
	CONSUMER NON-CYCLICAL
72,111	Carrefour SA	2,643,819
98,000	Danone	7,257,526
67,000	Essilor International SA	7,194,223
43,500	L’Oreal SA	7,453,824
106,628	Sanofi	11,416,119
		35,965,511
	ENERGY
172,637	Total SA	10,601,697
	FINANCIALS
65,130	Societe Generale SA	3,692,653
	INDUSTRIALS
178,289	Cie de St-Gobain	9,373,568
54,893	Vallourec SA	3,269,294
97,801	Vinci SA	6,280,336
		18,923,198
	Total France	86,036,787

	GERMANY (5.9%)
	COMMUNICATIONS
704,511	Deutsche Telekom AG	11,115,159

The accompanying notes are an integral part of these financial statements.

8

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares		Value
	COMMON STOCKS (continued)
	GERMANY (continued)
	CONSUMER CYCLICAL
64,000	Adidas AG	$7,313,359
60,330	Daimler AG (Class REGISTERED)	4,955,701
		12,269,060
	DIVERSIFIED
89,178	GEA Group AG	3,883,883
	TECHNOLOGY
173,060	SAP AG	13,611,480
	UTILITIES
118,200	RWE AG	4,367,839
	Total Germany	45,247,421

	HONG KONG (5.4%)
	COMMUNICATIONS
1,244,500	China Mobile, Ltd.	12,942,932
	DIVERSIFIED
62,800	Jardine Matheson Holdings, Ltd.	3,419,529
	FINANCIALS
1,627,400	AIA Group, Ltd.	8,251,687
1,175,000	Hang Lung Properties, Ltd.	3,858,567
		12,110,254
	UTILITIES
622,000	CLP Holdings, Ltd.	5,014,157
3,518,792	Hong Kong & China Gas Co., Ltd.	8,209,776
		13,223,933
	Total Hong Kong	41,696,648

	ISRAEL (1.3%)
	CONSUMER NON-CYCLICAL
260,500	Teva Pharmaceutical Industries, Ltd. ADR	9,661,945
	Total Israel	9,661,945

	ITALY (1.3%)
	ENERGY
383,175	ENI SpA	9,728,647
	Total Italy	9,728,647

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	9

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares		Value
	COMMON STOCKS (continued)
	JAPAN (20.5%)
	BASIC MATERIALS
122,300	Shin-Etsu Chemical Co., Ltd.	$6,911,705
	CONSUMER CYCLICAL
157,700	Denso Corp.	7,592,674
177,100	Honda Motor Co., Ltd.	7,098,385
171,700	Seven & I Holdings Co., Ltd.	6,361,293
49,300	Shimamura Co., Ltd.	5,556,546
28,300	Toyota Motor Corp.	1,839,305
		28,448,203
	CONSUMER NON-CYCLICAL
112,100	Astellas Pharma, Inc.	6,259,854
329,700	Chugai Pharmaceutical Co., Ltd.	7,769,551
257,700	Kao Corp.	8,601,566
191,100	Takeda Pharmaceutical Co., Ltd.	9,102,067
		31,733,038
	ENERGY
588,000	Inpex Corp.	6,792,766
	FINANCIALS
191,620	Aeon Mall Co., Ltd.	5,459,580
84,200	Daito Trust Construction Co., Ltd.	8,608,968
109,000	Mitsubishi Estate Co., Ltd.	3,118,585
378,000	Tokio Marine Holdings, Inc.	12,413,817
		29,600,950
	INDUSTRIALS
174,600	Daikin Industries, Ltd.	10,058,308
48,100	FANUC Corp.	7,728,331
180,200	Hoya Corp.	4,336,499
26,625	Keyence Corp.	11,425,051
320,300	Komatsu, Ltd.	7,020,421
		40,568,610
	TECHNOLOGY
320,500	Canon, Inc.	10,118,087

The accompanying notes are an integral part of these financial statements.

10

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares		Value
	COMMON STOCKS (continued)
	JAPAN (continued)
	TECHNOLOGY (continued)
69,400	Tokyo Electron, Ltd.	$3,816,868
		13,934,955
	Total Japan	157,990,227

	NETHERLANDS (3.2%)
	COMMUNICATIONS
318,685	Reed Elsevier NV	6,427,228
	CONSUMER NON-CYCLICAL
570,076	Koninklijke Ahold NV	10,865,868
	ENERGY
225,348	Royal Dutch Shell, Plc. (Class A)	7,515,531
	Total Netherlands	24,808,627

	SINGAPORE (2.8%)
	COMMUNICATIONS
1,681,000	Singapore Telecommunications, Ltd.	5,117,213
	FINANCIALS
599,603	DBS Group Holdings, Ltd.	8,082,898
291,720	United Overseas Bank, Ltd.	4,894,799
		12,977,697
	INDUSTRIALS
899,000	SembCorp Industries, Ltd.	3,857,089
	Total Singapore	21,951,999

	SPAIN (4.7%)
	COMMUNICATIONS
590,100	Telefonica SA1	10,390,007
	CONSUMER CYCLICAL
56,300	Inditex SA	9,255,980
	FINANCIALS
500,864	Banco Santander SA	4,441,137
	UTILITIES
1,882,168	Iberdrola SA	11,838,458
	Total Spain	35,925,582

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	11

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares		Value
	COMMON STOCKS (continued)
	SWEDEN (1.2%)
	CONSUMER CYCLICAL
221,000	Hennes & Mauritz AB (Class B)	$9,566,373
	Total Sweden	9,566,373

	SWITZERLAND (9.7%)
	BASIC MATERIALS
18,600	Syngenta AG	7,518,750
	CONSUMER CYCLICAL
6,500	Swatch Group AG	4,170,293
	CONSUMER NON-CYCLICAL
130,684	Nestle SA	9,453,890
244,444	Novartis AG	18,978,984
31,000	Roche Holding AG	8,579,579
3,350	SGS SA	7,869,295
		44,881,748
	FINANCIALS
33,177	Zurich Insurance Group AG1	9,162,980
	INDUSTRIALS
351,092	ABB, Ltd.[1]	8,956,058
	Total Switzerland	74,689,829

	TAIWAN (1.4%)
	TECHNOLOGY
866,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,197,328
429,400	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,905,254
	Total Taiwan	11,102,582

	UNITED KINGDOM (18.6%)
	COMMUNICATIONS
2,293,742	Vodafone Group, Plc.	8,461,912
	CONSUMER CYCLICAL
1,058,045	Compass Group, Plc.	15,241,754
		15,241,754

The accompanying notes are an integral part of these financial statements.

12

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Shares		Value
	COMMON STOCKS (continued)
	UNITED KINGDOM (continued)
	CONSUMER NON-CYCLICAL
1,215,444	G4S, Plc.	$5,099,079
367,620	GlaxoSmithKline, Plc.	9,695,651
105,200	Reckitt Benckiser Group, Plc.	8,179,511
640,000	Smith & Nephew, Plc.	8,178,977
3,134,142	Tesco, Plc.	18,294,404
244,639	Unilever, Plc.	9,926,943
		59,374,565
	ENERGY
269,726	AMEC, Plc.	5,098,168
773,544	BG Group, Plc.	15,786,179
975,757	BP, Plc.	7,564,178
		28,448,525
	FINANCIALS
711,000	HSBC Holdings, Plc.	7,806,410
304,000	Standard Chartered, Plc.	7,319,026
		15,125,436
	UTILITIES
1,277,000	Centrica, Plc.	7,259,740
746,835	National Grid, Plc.	9,425,956
		16,685,696
	Total United Kingdom	143,337,888
	TOTAL COMMON STOCKS (Identified cost $557,679,723)	757,781,021

TOTAL INVESTMENTS (Identified cost $557,679,723)[2]	98.4%	$757,781,021
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	1.6	12,427,966
NET ASSETS	100.0%	$770,208,987

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $563,148,308, the aggregate gross unrealized appreciation is $223,579,632 and the aggregate gross unrealized depreciation is $28,946,919, resulting in net unrealized appreciation of $194,632,713.

Abbreviations:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	13

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

14

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	15

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2013.

Investments, at value	(Unadjusted) Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2013
Australia	$—	$47,850,220	$—	$47,850,220
Belgium	—	7,388,063	—	7,388,063
Brazil	5,449,816	—	—	5,449,816
China	—	11,777,282	—	11,777,282
Denmark	—	7,721,745	—	7,721,745
Finland	—	5,849,340	—	5,849,340
France	—	86,036,787	—	86,036,787
Germany	—	45,247,421	—	45,247,421
Hong Kong	—	41,696,648	—	41,696,648
Israel	9,661,945	—	—	9,661,945
Italy	—	9,728,647	—	9,728,647
Japan	—	157,990,227	—	157,990,227
Netherlands	—	24,808,627	—	24,808,627
Singapore	—	21,951,999	—	21,951,999
Spain	—	35,925,582	—	35,925,582
Sweden	—	9,566,373	—	9,566,373
Switzerland	—	74,689,829	—	74,689,829
Taiwan	7,905,254	3,197,328	—	11,102,582
United Kingdom	—	143,337,888	—	143,337,888
Investments, at value	$23,017,015	$734,764,006	$—	$757,781,021

Other Financial Instruments, at fair value
Forward Foreign Currency
Exchange Contracts	$—	$47,556	$—	$47,556
Other Financial Instruments,
at fair value	$—	$47,556	$—	$47,556

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 as of October 31, 2013, based on the valuation input levels on October 31, 2012.

The accompanying notes are an integral part of these financial statements.

16

BBH INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

ASSETS:
Investments in securities, at value (Identified cost $557,679,723)	$757,781,021
Cash	14,006,541
Foreign currency at value (Identified cost $44,075)	44,077
Receivables for:
Dividends	2,253,271
Investments sold	1,020,261
Unrealized appreciation of forward foreign currency exchange contracts	47,893
Shares sold	33,892
Prepaid assets	25,514
Total Assets	775,212,470

LIABILITIES:
Payables for:
Investments purchased	4,211,644
Investment advisory and administrative fees	512,087
Shareholder servicing fees	142,125
Professional fees	62,375
Custody and fund accounting fees	42,079
Distributor fees	2,122
Transfer agent fees	2,100
Board of Trustees’ fees	1,127
Unrealized depreciation of forward foreign currency exchange contracts	337
Accrued expenses and other liabilities	27,487
Total Liabilities	5,003,483

NET ASSETS	$770,208,987
Net Assets Consist of:
Paid-in capital	$637,115,457
Undistributed net investment income	12,564,693
Accumulated net realized loss on investments in securities
and foreign exchange transactions	(79,652,482)
Net unrealized appreciation/(depreciation) on investments
in securities and foreign currency translations	200,181,319
Net Assets	$770,208,987

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($695,467,210 ÷ 45,216,432 shares outstanding)	$15.38
CLASS I SHARES
($74,741,777 ÷ 4,845,258 shares outstanding)	$15.43

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	17

BBH INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
October 31, 2013

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $939,133)	$19,527,136
Interest and other income	4,273
Total Income	19,531,409
Expenses:
Investment advisory and administrative fees	5,361,675
Shareholder servicing fees	1,482,104
Custody and fund accounting fees	313,974
Board of Trustees’ fees	94,873
Professional fees	76,772
Transfer agent fees	26,372
Distributor fees	19,397
Miscellaneous expenses	63,835
Total Expenses	7,439,002
Expense offset arrangement	(16,856)
Net Expenses	7,422,146
Net Investment Income	12,109,263

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	6,611,992
Net realized gain on foreign exchange transactions and translations	512,325
Net realized gain on investments in securities and foreign
exchange transactions and translations	7,124,317
Net change in unrealized appreciation/(depreciation) on
investments in securities	104,899,281
Net change in unrealized appreciation/(depreciation) on
foreign currency translations	139,853
Net change in unrealized appreciation/(depreciation) on
investments in securities and foreign currency translations	105,039,134
Net Realized and Unrealized Gain	112,163,451
Net Increase in Net Assets Resulting from Operations	$124,272,714

The accompanying notes are an integral part of these financial statements.

18

BBH INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2013	2012
INCREASE IN NET ASSETS:
Operations:
Net investment income	$12,109,263	$12,454,964
Net realized gain (loss) on investments in securities and
foreign exchange transactions and translations	7,124,317	(15,101,035)
Net change in unrealized appreciation/(depreciation)
on investments in securities and foreign currency
translations	105,039,134	28,853,263
Net increase in net assets resulting
from operations	124,272,714	26,207,192
Dividends and distributions declared:
From net investment income:
Class N	(10,629,842)	(12,639,676)
Class I	(1,622,915)	(2,317,229)
Total dividends and distributions declared	(12,252,757)	(14,956,905)
Share transactions:
Proceeds from sales of shares	172,732,999	73,201,504
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	12,203,623	14,655,112
Proceeds from short-term redemption fees	23	3,071
Cost of shares redeemed	(107,190,196)	(259,184,423)
Net increase (decrease) in net assets resulting
from share transactions	77,746,449	(171,324,736)
Total increase (decrease) in net assets	189,766,406	(160,074,449)
NET ASSETS:
Beginning of year	580,442,581	740,517,030
End of year (including undistributed net investment
income of $12,564,693 and $12,088,358, respectively)	$770,208,987	$580,442,581

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	19

BBH INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.05	$12.66	$13.05	$11.98	$10.73
Income from investment operations:
Net investment income[1]	0.25	0.27	0.26	0.23	0.21
Net realized and unrealized gain (loss)	2.35	0.45	(0.45)	1.03	1.74
Total income (loss) from investment
operations	2.60	0.72	(0.19)	1.26	1.95
Less dividends and distributions:
From net investment income	(0.27)	(0.33)	(0.20)	(0.19)	(0.37)
From net realized gains	—	—	—	—	(0.33)
Total dividends and distributions	(0.27)	(0.33)	(0.20)	(0.19)	(0.70)
Short-term redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	—	—
Net asset value, end of year	$15.38	$13.05	$12.66	$13.05	$11.98
Total return	20.27%	6.05%	(1.49)%	10.61%	19.69%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$695	$510	$644	$573	$471
Ratio of expenses to average net assets
before reductions	1.14%	1.17%	1.16%	1.17%	1.19%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.01%
Ratio of expenses to average net assets
after reductions	1.14%	1.17%	1.16%	1.17%	1.18%
Ratio of net investment income to average
net assets	1.79%	2.18%	1.98%	1.85%	2.04%
Portfolio turnover rate	14%	12%	13%	11%	34%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01
[3]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

20

BBH INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.08	$12.70	$13.09	$12.01	$10.77
Income from investment operations:
Net investment income[1]	0.28	0.30	0.29	0.24	0.24
Net realized and unrealized gain (loss)	2.37	0.45	(0.45)	1.05	1.75
Total income (loss) from investment
operations	2.65	0.75	(0.16)	1.29	1.99
Less dividends and distributions:
From net investment income	(0.30)	(0.37)	(0.23)	(0.21)	(0.42)
From net realized gains	—	—	—	—	(0.33)
Total dividends and distributions	(0.30)	(0.37)	(0.23)	(0.21)	(0.75)
Short-term redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	—	—
Net asset value, end of year	$15.43	$13.08	$12.70	$13.09	$12.01
Total return	20.64%	6.31%	(1.26)%	10.88%	20.01%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$75	$70	$97	$82	$39
Ratio of expenses to average net assets
before reductions	0.90%	0.94%	0.92%	0.93%	0.93%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.01%	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	0.90%	0.94%	0.91%	0.93%	0.93%
Ratio of net investment income to average
net assets	2.01%	2.42%	2.22%	1.96%	2.29%
Portfolio turnover rate	14%	12%	13%	11%	34%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01
[3]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	21

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
As of and for the year ended October 31, 2013

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997. On February 20, 2001, the Board of Trustees (“Board”) of the Trust reclassified the Fund’s outstanding shares as “Class N,” and established a new class of shares designated as “Class I”. Class I commenced operations on October 30, 2002. Class N and Class I shares have different operating expenses. Neither Class N shares nor Class I shares convert to any other share class of the Fund. As of October 31, 2013, there were five series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) Securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at “fair value” in accordance with procedures established by and under the general supervision and responsibility of the Board; (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which securities trade and before the Fund’s net asset value is next determined, then those securities will be valued at fair value as determined in good faith under the supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to value international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on
22

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. As of October 31, 2013, the Fund held the following open forward foreign currency contracts including appreciation/(depreciation) as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Foreign Currency	Local Currency	Base Currency USD	Market Counterparty	Settlement Date	Unrealized Gain/(Loss)
Contracts to Sell USD:
Australian Dollar	AUD 110,789	104,867	Northern Trust Corp.	November 1, 2013	$349
Australian Dollar	AUD 203,182	192,322	Barclays Bank, Plc.	November 4, 2013	649
Australian Dollar	AUD 240,695	227,796	Barclays Bank, Plc.	November 6, 2013	1,174
Australian Dollar	AUD 10,642,500	10,014,209	Northern Trust Corp.	January 31, 2014	45,721
Japanese Yen	JPY 32,294,652	329,035	State Street Bank & Trust Co.	November 5, 2013	(337)

Net Unrealized Gain on Open Forward Foreign Currency Exchange Contracts					$47,556

During the year ended October 31, 2013, the average monthly notional amount of forward foreign currency exchange contracts was $11,959,683. The corresponding volumes for the year ranged from $10,169,947 to $14,108,704.

FINANCIAL STATEMENT OCTOBER 31, 2013	23

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

Fair Values of Derivative Instruments as of October 31, 2013

Derivatives not accounted for as hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Exchange Contracts	Unrealized appreciation of forward foreign currency exchange contracts	$47,893*	Unrealized depreciation of forward foreign currency exchange contracts	$337*
Total		$47,893		$337

*	Includes cumulative appreciation/depreciation of forward foreign exchange currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Forward Foreign Currency Exchange Contracts on the Statement of Operations

Net Realized Gain on Foreign Exchange Transactions and Transactions	$857,067
Net Change in Unrealized Appreciation/(Depreciation) on Foreign
Currency Translations	$ 72,125

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

24

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.
F.	Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.
FINANCIAL STATEMENT OCTOBER 31, 2013	25

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2013, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are generally declared and paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $10,629,842 and $1,622,915 to Class N shares and Class I shares, respectively, during the year ended October 31, 2013. The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012, respectively, were as follows:
Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2013:	$12,252,757	—	$12,252,757	—	$12,252,757
2012:	14,956,905	—	14,956,905	—	14,956,905

As of October 31, 2013 and 2012, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2013:	$12,612,249	—	$12,612,249	$(74,183,898)	$(5,516,141)	$200,181,319	$133,093,529
2012:	12,063,789	—	12,063,789	(81,799,171)	—	90,808,954	21,073,572

26

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

As of October 31, 2013, the Fund’s net capital loss carry forward expires as follows:

	Expiration Date	Amount
Pre-December 31, 2010 Capital Losses	10/31/2017	$62,728,716
	10/31/2019	5,166,463
Post December 31, 2010 Capital Losses	No Expiration	6,288,719
Total capital loss carry forward		$74,183,898

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from the amounts shown in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by future capital loss carryforwards, such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Recent Accounting Pronouncements. In January 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update was issued to narrow the broad scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities,” which was issued in December 2011. This update requires an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The required disclosures for both pronouncements are effective for annual reporting periods starting from January 1, 2013 and interim periods within those annual periods and apply retrospectively for all periods being reported. Management is assessing the impact of these new disclosure requirements.
FINANCIAL STATEMENT OCTOBER 31, 2013	27

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

4.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets among the Fund’s sub-advisers, currently Mondrian Investment Partners Limited and Walter Scott & Partners Limited (together, “Sub-advisers”). The Sub-advisers are responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-advisers and evaluates their performance results. BBH also provides administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to at 0.80% per annum on the first $1,000,000,000 of average daily net assets and 0.70% per annum on all average daily net assets over $1,000,000,000. The Investment Adviser pays each Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2013, the Fund incurred $5,361,675 for services under the Agreement.
B.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.25% of Class N shares’ average daily net assets. For the year ended October 31, 2013, Class N shares of the Fund incurred $1,482,104 in shareholder servicing fees.
C.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.04% per annum on the first $100,000,000 of average daily net assets, 0.02% per annum on the next $400,000,000 of average daily net assets and 0.01% per annum on all average daily net assets over $500,000,000. Effective April 1, 2013, the custody and fund accounting fee schedule was revised to reflect reduced rates. The custody fee continues to be an asset and transaction based fee. The fund accounting fee was revised from a tiered fee schedule to a single rate of 0.004% of the Fund’s net asset value. For the year ended October 31, 2013, the Fund incurred $313,974 in custody and fund accounting fees. These fees for the Fund were reduced by $16,856 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2013, was $1,069.
28

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

D.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2013, the Fund incurred $94,873 in non-interested Trustee compensation and reimbursements.
5.	Investment Transactions. For the year ended October 31, 2013, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $163,598,556 and $90,404,525, respectively.
6.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N shares and Class I shares were as follows:
	For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	10,126,980	$143,135,611	5,805,191	$72,401,429
Shares issued in connection
with reinvestments of
dividends	800,962	10,580,708	1,086,716	12,529,835
Proceeds from short-term
redemption fees	N/A	23	N/A	3,071
Shares redeemed	(4,796,253)	(67,115,997)	(18,659,675)	(228,179,517)
Net increase (decrease)	6,131,689	$86,600,345	(11,767,768)	$(143,245,182)
Class I
Shares sold	2,060,256	$29,597,388	61,403	$800,075
Shares issued in connection
with reinvestments of
dividends	122,855	1,622,915	184,326	2,125,277
Shares redeemed	(2,726,572)	(40,074,199)	(2,485,499)	(31,004,906)
Net decrease	(543,461)	$(8,853,896)	(2,239,770)	$(28,079,554)

FINANCIAL STATEMENT OCTOBER 31, 2013	29

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

7.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to the assumption of large positions in securities of a small number of issuers (non-diversification risk), prohibition of, or restrictions on, the ability to transfer currency, securities and other assets (capital controls risk), non-U.S. currencies invested in by the Fund depreciating against the U.S. dollar (currency exchange rate risk), risks from investing in securities of issuers based in developing countries (emerging markets risk), certain risks associated with investing in foreign securities not present in domestic investments (foreign investment risk), or investment styles of the Sub-advisers not complementing each other (multi-manager risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). The Fund invests in equity securities whose prices rise and fall due to factors affecting individual companies, particular industries or the equity markets as a whole (equity securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2013 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
30

BBH INTERNATIONAL EQUITY FUND
DISCLOSURE OF FUND EXPENSES
October 31, 2013 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENT OCTOBER 31, 2013	31

BBH INTERNATIONAL EQUITY FUND
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2013 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 to October 31, 2013[1]
Class N
Actual	$1,000	$1,055	$5.80
Hypothetical[2]	$1,000	$1,020	$5.70

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2013 to
	May 1, 2013	October 31, 2013	October 31, 2013[1]
Class I
Actual	$1,000	$1,056	$4.56
Hypothetical[2]	$1,000	$1,021	$4.48

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.12% and 0.88% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
32

BBH INTERNATIONAL EQUITY FUND
CONFLICTS OF INTEREST
October 31, 2013 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

FINANCIAL STATEMENT OCTOBER 31, 2013	33

BBH INTERNATIONAL EQUITY FUND
CONFLICTS OF INTEREST (continued)
October 31, 2013 (unaudited)

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. The Trustees receive regular reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

34

BBH INTERNATIONAL EQUITY FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2013 (unaudited)

Under Section 854(b)(2) of the Code, the Fund designates up to a maximum of $12,252,757 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2013. In January 2014, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2013. Shareholders are advised to check with their personal tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign countries or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$20,472,271	$939,133

FINANCIAL STATEMENT OCTOBER 31, 2013	35

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

Information pertaining to the Trustees of the Trust and executive officers of the Trust is set forth below The Statement of Additional Information for the BBH International Equity Fund includes additional information about the Fund’s Trustees and is available upon request without charge by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee^	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Joseph V. Shields Jr. Birth Date: March 17, 1938	Chairman of the Board and Trustee	Since 2007 1990-2007 with the Predecessor Trust	Managing Director and Chairman of Wellington Shields & Co. LLC (member of New York Stock Exchange (“NYSE”)).	5	Chairman of Capital Management Associates, Inc. (registered investment adviser); Director of Flowers Foods, Inc. (NYSE listed company).
David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 1990-2007 with the Predecessor Trust	Retired.	5	Director of Dreyfus Mutual Funds (59 Funds).
Arthur D. Miltenberger Birth Date: November 8, 1938	Trustee	Since 2007 1992-2007 with the Predecessor Trust	Retired.	5	None.
H. Whitney Wagner Birth Date: March 3, 1956	Trustee	Since 2007 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	5	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	5	Director of WWIG.

36

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee^	Other Directorships Held by Trustee During Past 5 Years

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	5	Chairman of Dillon Trust Company; Chairman of Keswick Management; Director of Domaine Clarence Dillon, Bordeaux, France; and Director of Pinnacle Care International.

Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd (2001 to April 2011).	5	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	5	None.

FINANCIAL STATEMENT OCTOBER 31, 2013	37

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

OFFICERS

Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years

Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Joined BBH&Co. in 1977 and has been a Partner of the firm since 1995.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since September 2001; joined BBH&Co. in 1999.
Mark B. Nixon 140 Broadway New York, NY 10005 Birth Date: January 14, 1963	Assistant Secretary	Since 2007 2006-2007 with the Predecessor Trust	Vice President of BBH&Co. since October 2006.
Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”)	Since 2011	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).
Sue M. Rim-An 140 Broadway New York, NY 10005 Birth Date: September 10, 1970	Anti-Money Laundering Officer	Since 2008	Anti-Money Laundering (“AML”) Officer, Vice President of BBH&Co. since September 2007.
Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. since November 2005.

38

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alexander Tikonoff 50 Post Office Square Boston, MA 02110 Birth Date: December 23, 1974	Assistant Secretary	Since 2009	Vice President and Investor Services Counsel, BBH&Co. since August 2006.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009; Finance and Accounting Consultant at The Siegfried Group (2007-2009).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Except for Ms. Livingston and Messrs. Collins, Frazier and Gehret, the Trustees previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has five series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENT OCTOBER 31, 2013	39

ADMINISTRATOR	INVESTMENT ADVISER
BROWN BROTHERS HARRIMAN	BROWN BROTHERS HARRIMAN
140 BROADWAY	MUTUAL FUND ADVISORY
NEW YORK, NY 10005	DEPARTMENT
140 BROADWAY
DISTRIBUTOR	NEW YORK, NY 10005
ALPS DISTRIBUTORS, INC.
1290 BROADWAY, SUITE 1100
DENVER, CO 80203

SHAREHOLDER SERVICING AGENT
BROWN BROTHERS HARRIMAN & CO.
140 BROADWAY
NEW YORK, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2013

BBH Limited Duration Fund

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2013

Since our letter as of October 31, 2012, the BBH Limited Duration Fund (the “Fund”) has returned 1.01% (0.82% for class N shareholders), net of fees, compared to the Barclays Capital U.S. 1-3 year Treasury Bond Index1 at 0.53% or inflation (Consumer Price Index-all items) at 0.96%. This year, the Fund’s lower interest rate exposure worked to shareholders’ advantage, protecting capital while longer bond indexes produced negative returns. We are gratified by our ongoing success in achieving longer-term solid returns in excess of inflation with limited interest rate risk in such a low yield environment.

Our process can be summarized as follows: buy durable credits when they are available at attractive yields. 2013 delivered a mixed environment for credit and unsurprisingly, the bulk of the Fund’s returns were derived by credit exposure. The first quarter saw a substantial rally in credit, but when rates moved up in May, funds liquidated high quality instruments to meet moderate redemptions, causing market price declines in credit instruments. The Fund’s NAV decreased markedly from early May to late June, partly due to price changes and partly from dividend payouts, ending just shy of a negative return for the period. From that point, rate increases held, but credit recovered. As a result, the Fund’s return increased steadily, recovering all its May-June losses by the end of September and increasing steadily from there.

Because of the sell-off, returns for the last 12 months lag the yield of the Fund at the start of the period (as well as the current yield). We warned in this letter last year that this was a possibility. Subsequent to the credit recovery, we see credit valuations as expensive as they were at this time last year. Fortunately, even in the face of a fully-valued market we can still find idiosyncratically inexpensive securities. Today, the Fund owns a diverse array of asset-backed securities that have extremely strong collateral backing but trade at a discount to the market benchmark credit card and prime auto securities. We also saw opportunities in commercial mortgage-backed securities, where prices softened over the summer when investors faced a heavy calendar. Finally, we purchased some corporate bonds that offered exceptional value due to events we view as having little bearing on the long-term durability of the underlying credit. These included spin-offs, smaller issues that were overlooked or sold to make room for the blockbuster Verizon offering, and issuers that disappointed on quarterly earnings or took on leverage for acquisitions.

Financials have been the stand-out sector of the bond markets in 2013, outperforming comparable Treasuries by 2.7% through October, while investment grade bonds in general outperformed by 1.5% in the same period. We believe the historic opportunity in financial credit is more limited, and we reduced some positions accordingly.

[1]	The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years. The BCTSY is a short term index. Investments cannot be made in an index.
2

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2013

As of October 31, we hold approximately 21 percent in cash and cash equivalents and U.S. Treasury and Agency obligations in the Limited Duration Fund, up very slightly from last year. Our holdings of A-rated securities, the rating of the majority of global banks, have decreased by more than nine percent of the Fund. The majority of the difference is invested in collateralized mortgage-backed securities (6.3% of the Fund, up from 2.5%) and bonds rated triple-B (BBB/Baa- approximately 15% of the Fund) and double-B (BB/Ba -approx. 3.4%). We made many of the additional investments in this category subsequent to the May-June pullback. We find more individual value opportunities within this part of the ratings spectrum, as they still pay meaningful spreads and we find nearly everything A-rated or higher to be rich.

Duration affected fixed income investors in 2013. We expect to maintain short durations as we believe yields don’t have too much room to go down, but the risk of a rate rise, while unpredictable, remains under-compensated in today’s bond market. While we do not forecast an immediate hike in rates, we find little value in longer instruments, unless we can lock in an attractive additional credit spread. We invest based on value, not directional forecasts and as such, expect the Fund to maintain an extremely short duration.

We are honored with your confidence and the privilege of managing your capital.

Thank you.

FINANCIAL STATEMENT OCTOBER 31, 2013	3

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2013

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2013 as compared to the BCTSY.

* net of fees and expenses

The annualized gross expense ratios as in the February 28, 2013 prospectus for Class N and Class I shares were 0.50% and 0.31%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For current to the most recent month end performance and after tax returns, contact the Fund at 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.
4

BBH LIMITED DURATION FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Limited Duration Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund (a series of BBH Trust) (the “Fund”) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Limited Duration Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 23, 2013

FINANCIAL STATEMENT OCTOBER 31, 2013	5

BBH LIMITED DURATION FUND
PORTFOLIO ALLOCATION
October 31, 2013

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$1,389,733,634	38.4%
Collateralized Mortgage Backed Securities	229,028,827	6.3
Corporate Bonds	1,128,917,860	31.2
Municipal Bonds	125,475,570	3.5
U.S. Government Agency Obligations	129,056,913	3.6
U.S. Inflation Linked Debt	308,409,715	8.5
Certificates of Deposit	242,500,669	6.7
Commercial Paper	37,985,543	1.0
U.S. Treasury Bills	17,547,876	0.5
Cash and Other Assets in Excess of Liabilities	9,126,937	0.3
NET ASSETS	$3,617,783,544	100.0%

All data as of October 31, 2013. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

6

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (38.4%)
$ 19,221,040	Aircraft Lease Securitisation, Ltd.
	2007-1A1,2	05/10/32	0.434%	$ 18,367,380
35,000,000	Ally Master Owner Trust 2010-2[2]	04/15/17	4.250	36,553,545
12,690,000	Ally Master Owner Trust 2012-5	09/15/19	1.540	12,606,360
2,750,000	American Express Credit Account
	Master Trust 2008-4[1]	11/15/16	1.574	2,764,803
3,692,450	AmeriCredit Automobile Receivables
	Trust 2011-3	01/08/16	1.170	3,695,279
4,575,825	AmeriCredit Automobile Receivables
	Trust 2011-4	05/09/16	1.170	4,584,382
7,347,000	AmeriCredit Automobile Receivables
	Trust 2012-2	10/10/17	2.640	7,507,833
12,290,000	AmeriCredit Automobile Receivables
	Trust 2012-3	05/08/18	2.420	12,493,252
11,300,000	AmeriCredit Automobile Receivables
	Trust 2013-3	06/10/19	2.380	11,279,163
4,640,782	ARI Fleet Lease Trust 2012-A1,2	03/15/20	0.724	4,650,462
13,296,861	Ascentium Equipment Receivables
	LLC 2012-1A2	09/15/19	1.830	13,284,468
3,000,000	Avis Budget Rental Car Funding
	AESOP LLC 2010-3A2	05/20/16	4.640	3,148,086
25,300,000	Avis Budget Rental Car Funding
	AESOP LLC 2010-5A2	03/20/17	3.150	26,340,311
1,746,915	Axis Equipment Finance Receivables
	LLC 2012-1A2	03/20/15	1.250	1,748,032
6,048,279	BMW Vehicle Owner Trust 2011-A	08/25/15	0.760	6,055,095
15,175,000	Cabela’s Master Credit Card
	Trust 2010-2A1,2	09/17/18	0.874	15,289,799
16,610,000	Cabela’s Master Credit Card
	Trust 2012-1A1,2	02/18/20	0.704	16,665,494
4,300,000	Capital Auto Receivables Asset
	Trust 2013-1	10/22/18	1.740	4,248,043
8,030,000	Capital Auto Receivables Asset
	Trust 2013-2	10/22/18	1.960	8,083,600

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	7

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 2,820,000	Capital Auto Receivables Asset
	Trust 2013-2	04/22/19	2.660%	$ 2,849,979
13,260,000	Capital Auto Receivables Asset
	Trust 2013-3	10/22/18	2.790	13,421,838
10,100,377	CarMax Auto Owner Trust 2011-2	12/15/15	0.910	10,115,689
16,010,000	CCG Receivables Trust 2013-1[2]	08/14/20	1.050	16,017,333
19,430,000	Chesapeake Funding LLC 2011-2A1,2	04/07/24	1.424	19,576,444
18,777,654	Chesapeake Funding LLC 2012-1A1,2	11/07/23	0.924	18,824,410
16,440,000	Chesapeake Funding LLC 2012-2A1,2	05/07/24	0.624	16,410,868
8,140,000	Credit Acceptance Auto Loan
	Trust 2012-1A2	09/16/19	2.200	8,211,135
3,000,000	Credit Acceptance Auto Loan
	Trust 2012-1A2	03/16/20	3.120	3,012,366
8,860,000	Credit Acceptance Auto Loan
	Trust 2012-2A2	03/16/20	1.520	8,889,460
11,950,000	Credit Acceptance Auto Loan
	Trust 2013-1A2	10/15/20	1.210	11,969,479
11,790,000	Credit Acceptance Auto Loan
	Trust 2013-2A2	04/15/21	1.500	11,790,000
7,530,000	Credit Acceptance Auto Loan
	Trust 2013-2A2	10/15/21	2.260	7,530,000
18,909,719	Direct Capital Funding IV LLC 2013-1[2]	12/20/17	1.673	18,909,719
21,970,000	Direct Capital Funding IV LLC 2013-2[2]	08/20/18	1.730	21,992,080
13,800,000	DSC Floorplan Master Owner
	Trust 2011-1[2]	03/15/16	3.910	13,871,429
24,950,000	Emerald Aviation Finance, Ltd. 2013-1[2]	10/15/38	4.650	24,886,627
2,805,866	Enterprise Fleet Financing LLC 2011-2[2]	10/20/16	1.430	2,807,462
5,499,621	Enterprise Fleet Financing LLC 2011-3[2]	05/20/17	1.620	5,520,074
6,800,127	Enterprise Fleet Financing LLC 2012-1[2]	11/20/17	1.140	6,812,272
6,967,407	Enterprise Fleet Financing LLC 2012-2[2]	04/20/18	0.720	6,967,763
5,528,918	Exeter Automobile Receivables
	Trust 2012-1A2	08/15/16	2.020	5,550,271
6,942,844	Exeter Automobile Receivables
	Trust 2012-2A2	06/15/17	1.300	6,939,830

The accompanying notes are an integral part of these financial statements.

8

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 15,470,106	Exeter Automobile Receivables
	Trust 2013-1A2	10/16/17	1.290%	$ 15,446,282
26,054,260	Exeter Automobile Receivables
	Trust 2013-2A2	11/15/17	1.490	26,132,892
26,788,432	FNA Trust 2013-1A2	01/10/18	1.980	26,570,776
4,470,000	Ford Credit Auto Owner Trust 2012-B	02/15/18	2.080	4,558,721
4,000,000	Ford Credit Auto Owner Trust 2013-C	01/15/20	2.500	4,039,192
30,250,000	Ford Credit Floorplan Master Owner
	Trust 2010-3[2]	02/15/17	4.200	31,574,890
17,314,453	FRS LLC 2013-1A2	04/15/43	1.800	17,254,233
17,450,000	GE Dealer Floorplan Master Note
	Trust 2012-2[1]	04/22/19	0.923	17,576,792
34,850,000	Global Container Assets Ltd. 2013-1A2	11/05/28	2.200	34,668,593
23,415,000	Global SC Finance II SRL 2012-1A2	07/19/27	4.110	23,804,416
9,450,000	Hertz Vehicle Financing LLC 2010-1A2	02/25/17	3.740	9,963,853
32,660,000	Hertz Vehicle Financing LLC 2011-1A2	03/25/18	3.290	34,516,460
8,350,000	HLSS Servicer Advance Receivables
	Backed Notes 2012-T2[2]	10/15/45	1.990	8,393,420
10,350,000	HLSS Servicer Advance Receivables
	Backed Notes 2013-T1[2]	01/16/46	1.495	10,285,830
17,090,000	HLSS Servicer Advance Receivables
	Backed Notes 2013-T3[2]	05/15/46	1.793	16,833,650
14,550,000	HLSS Servicer Advance Receivables
	Backed Notes 2013-T4[2]	08/15/44	1.183	14,541,270
16,430,000	HLSS Servicer Advance Receivables
	Backed Notes 2013-T6[2]	09/15/44	1.287	16,438,215
14,473,183	Honda Auto Receivables Owner
	Trust 2012-1	01/15/16	0.770	14,511,551
15,620,000	Huntington Auto Trust 2011-1A2	11/15/16	1.310	15,779,715
17,750,000	Hyundai Auto Receivables Trust 2013-B	02/15/19	1.710	17,759,408
12,270,000	Leaf II Receivables Funding LLC 2012-1[2]	10/15/16	1.250	12,220,920
8,510,000	Leaf II Receivables Funding LLC 2013-1[2]	10/15/16	1.330	8,517,978
8,972,000	Leaf II Receivables Funding LLC 2013-1[2]	09/15/21	1.980	9,002,841
4,470,000	M&T Bank Auto Receivables
	Trust 2013-1A2	03/15/19	2.160	4,527,878

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	9

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 6,985,029	MMAF Equipment Finance LLC 2009-AA2	01/15/30	3.510%	$ 7,154,521
14,790,000	MMAF Equipment Finance LLC 2012-AA2	10/10/18	1.350	14,860,829
3,590,000	Motor, Plc. 12A2	02/25/20	1.286	3,605,453
21,167,223	Nations Equipment Finance Funding I
	LLC 2013-1A2	11/20/16	1.697	21,167,223
3,140,000	Nationstar Agency Advance Funding
	Trust 2013-T2A2	02/18/48	1.892	3,067,278
35,000,000	Nationstar Mortgage Advance
	Receivables Trust 2013-T3A2	06/20/48	2.438	34,459,915
10,674,000	Navitas Equipment Receivables LLC
	2013-1[2]	11/15/16	1.950	10,673,860
23,602,011	New Mexico State Educational
	Assistance Foundation[1]	01/02/25	0.880	23,249,633
17,640,000	New York City Tax Lien 2013-A2	11/10/26	1.190	17,640,000
17,300,000	Nordstrom Private Label Credit Card
	Master Note Trust 2011-1A2	11/15/19	2.280	17,827,858
923,640	Santander Drive Auto Receivables
	Trust 2010-1	11/17/14	1.840	926,076
11,750,000	Santander Drive Auto Receivables
	Trust 2010-1	05/15/17	2.430	11,839,993
801,093	Santander Drive Auto Receivables
	Trust 2011-3	04/15/15	1.230	801,309
8,650,000	Santander Drive Auto Receivables
	Trust 2012-3	12/15/16	1.940	8,742,823
12,340,000	Santander Drive Auto Receivables
	Trust 2013-2	03/15/19	1.950	12,372,787
5,990,000	Santander Drive Auto Receivables
	Trust 2013-4	01/15/20	3.250	6,186,442
14,640,000	SMART Trust 2011-1USA[2]	11/14/16	2.520	14,817,539
1,135,103	SMART Trust 2011-2USA[2]	03/14/15	1.540	1,137,597
8,880,000	SMART Trust 2011-4USA[1,2]	08/14/17	1.524	8,920,013
13,690,000	SMART Trust 2012-1USA[2]	12/14/17	2.010	13,876,184
6,020,000	SMART Trust 2012-2USA[2]	10/14/16	1.590	6,076,906
3,050,000	SMART Trust 2012-4US	03/14/17	0.970	3,049,390
18,190,000	SMART Trust 2013-2US	01/14/17	0.830	18,137,249

The accompanying notes are an integral part of these financial statements.

10

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 3,630,000	SMART Trust 2013-2US	02/14/19	1.180%	$ 3,593,337
11,909,345	SNAAC Auto Receivables Trust 2013-1A2	07/16/18	1.140	11,900,128
53,680,000	Springleaf Funding Trust 2013-AA2	09/15/21	2.580	53,399,415
17,988,234	STORE Master Funding LLC 2013-1A2	03/20/43	4.160	17,832,438
12,823,415	STORE Master Funding LLC 2013-2A2	07/20/43	4.370	13,008,565
29,569,583	TAL Advantage I LLC 2012-1A2	05/20/27	3.860	29,863,416
21,775,917	Triton Container Finance LLC 2012-1A2	05/14/27	4.210	22,063,729
16,120,000	Turquoise Card Backed Securities,
	Plc. 2011-1A1,2	09/15/16	0.924	16,163,846
33,330,000	Turquoise Card Backed Securities,
	Plc. 2012-1A1,2	06/17/19	0.974	33,464,987
2,981,484	United Auto Credit Securitization
	Trust 2012-1[2]	03/16/15	1.100	2,981,263
10,440,000	Utah State Board of Regents 2011-1[1]	05/01/29	1.115	10,426,637
18,350,000	Volkswagen Credit Auto Master
	Trust 2011-1A1,2	09/20/16	0.853	18,486,285
8,096,403	Westlake Automobile Receivables
	Trust 2012-1A2	03/15/16	1.030	8,103,106
15,270,000	Westlake Automobile Receivables
	Trust 2013-1A2	01/15/18	1.120	15,285,514
5,395,235	Wheels SPV LLC 2012-1[2]	03/20/21	1.190	5,408,399
	Total Asset Backed Securities
	(Identified cost $1,379,905,160)			1,389,733,634

	COLLATERALIZED MORTGAGE BACKED
	SECURITIES (6.3%)
31,807,000	BB-UBS Trust 2012-TFT[1,2]	06/05/30	3.584	30,853,649
14,860,000	Boca Hotel Portfolio Trust 2013-BOCA[1,2]	08/15/26	1.924	14,883,286
7,510,000	Citigroup Commercial Mortgage
	Trust 2013-SMP[2]	01/12/30	2.435	7,526,184
2,085,000	Citigroup Commercial Mortgage
	Trust 2013-SMP[2]	01/12/30	2.738	2,081,078
27,511,950	Commercial Mortgage Pass Through
	Certificates 2013-GAM[2]	02/10/28	1.705	27,116,411
9,690,000	Commercial Mortgage Pass Through
	Certificates 2013-GAM[1,2]	02/10/28	3.531	9,232,826

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	11

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	COLLATERALIZED MORTGAGE BACKED
	SECURITIES (continued)
$ 13,541,895	Commercial Mortgage Pass Through
	Certificates 2013-SFS[2]	04/12/35	1.873%	$ 13,147,623
17,740,000	GTP Acquisition Partners I LLC[2]	05/15/43	2.364	17,440,087
27,050,461	GTP Cellular Sites LLC[2]	03/15/42	3.721	27,783,555
5,780,000	JP Morgan Chase Commercial Mortgage
	Securities Corp. 2011-PLSD[2]	11/13/44	3.364	6,079,317
14,860,000	SBA Tower Trust[2]	12/15/42	2.933	15,319,991
40,700,000	SBA Tower Trust[2]	04/15/43	2.240	40,364,795
15,700,000	Unison Ground Lease Funding LLC[2]	04/15/40	5.349	17,200,025
	Total Collateralized Mortgage
	Backed Securities
	(Identified cost $230,124,299)			229,028,827

	CORPORATE BONDS (31.2%)
	AGRICULTURE (0.9%)
14,915,000	Bunge Ltd. Finance Corp.	04/15/14	5.350	15,212,882
15,840,000	Bunge Ltd. Finance Corp.	06/15/17	3.200	16,492,640
				31,705,522
	AIRLINES (0.2%)
7,260,000	British Airways, Plc.[2]	12/20/21	5.625	7,514,100

	AUTO MANUFACTURERS (0.8%)
30,000,000	Daimler Finance North America LLC	11/15/13	6.500	30,050,910

	BANKS (7.3%)
16,090,000	ANZ New Zealand Int’l, Ltd.[2]	03/24/16	1.125	16,085,173
7,229,000	Australia & New Zealand Banking
	Group, Ltd.	10/06/17	1.875	7,303,936
11,125,000	Bank of Montreal	07/15/16	1.300	11,217,549
9,000,000	Bank of Nova Scotia	07/15/16	1.375	9,104,796
17,800,000	Canadian Imperial Bank of Commerce	07/18/16	1.350	17,981,738
5,511,000	Citigroup, Inc.	05/19/15	4.750	5,819,941
9,030,000	DNB Bank ASA[2]	04/03/17	3.200	9,483,306
3,945,087	FNBC 1993-A Pass Through Trust	01/05/18	8.080	4,340,475

The accompanying notes are an integral part of these financial statements.

12

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$ 7,320,000	Goldman Sachs Group, Inc.	05/01/14	6.000%	$ 7,517,054
20,945,000	Goldman Sachs Group, Inc.	01/22/18	2.375	21,065,350
14,915,000	ING Bank NV2	09/25/15	2.000	15,149,315
13,465,000	JPMorgan Chase & Co.	07/05/16	3.150	14,142,411
15,000,000	Morgan Stanley	02/25/16	1.750	15,147,180
13,000,000	Morgan Stanley	01/09/17	5.450	14,484,002
18,000,000	National Australia Bank, Ltd.	07/25/16	1.300	18,151,272
12,955,000	Royal Bank of Scotland, Plc.	03/16/16	4.375	13,880,415
43,620,000	Societe Generale SA2	01/15/14	2.500	43,753,521
19,980,000	Svenska Handelsbanken AB	04/04/17	2.875	20,870,708
				265,498,142
	COMMERCIAL SERVICES (2.1%)
6,300,000	Alliance Data Systems Corp.[2]	12/01/17	5.250	6,496,875
5,000,000	Alliance Data Systems Corp.[2]	04/01/20	6.375	5,212,500
28,523,000	Experian Finance, Plc.[2]	06/15/17	2.375	28,409,079
8,755,000	Western Union Co.[1]	08/21/15	1.262	8,789,276
2,930,000	Western Union Co.	10/01/16	5.930	3,267,812
22,290,000	Western Union Co.	12/10/17	2.875	23,025,815
				75,201,357
	COMPUTERS (0.1%)
5,038,000	Dell, Inc.	04/01/16	3.100	5,058,454

	COSMETICS / PERSONAL CARE (0.6%)
19,745,000	Avon Products, Inc.	03/15/20	4.600	20,601,281

	DIVERSIFIED FINANCIAL SERVICES (6.2%)
4,046,217	5400 Westheimer Court Depositor Corp.[2]	04/11/16	7.500	4,298,516
16,980,136	AA Aircraft Financing 2013-1 LLC[2]	11/01/19	3.596	16,980,136
11,106,612	Ahold Lease Series 2001-A-1 Pass
	Through Trust	01/02/20	7.820	12,481,055
20,000,000	Air Lease Corp.	01/15/16	4.500	21,000,000
13,600,000	Air Lease Corp.	04/01/17	5.625	14,824,000
19,127,649	Blue Wing Asset Vehicle[2]	01/11/23	4.500	18,936,372
20,000,000	CIC Central America Card
	Receivables, Ltd.[2,7]	11/05/20	4.500	19,648,500
28,730,000	Denali Borrower LLC[2]	10/15/20	5.625	28,442,700

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	13

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	DIVERSIFIED FINANCIAL
	SERVICES (continued)
$ 13,660,000	Doric Nimrod Air Alpha 2013-1 Pass
	Through Trust[2]	05/30/25	5.250%	$ 13,660,000
7,456,819	Doric Nimrod Air Finance Alpha, Ltd.
	2012-1 (Class A) Pass Through Trust[2]	11/30/24	5.125	7,475,461
17,620,000	General Motors Financial Co., Inc.[2]	05/15/16	2.750	17,752,150
7,554,006	LS Power Funding Corp.	12/30/16	8.080	8,141,965
21,000,000	Merrill Lynch & Co., Inc.	01/15/15	5.000	22,008,189
16,349,000	Murray Street Investment Trust I	03/09/17	4.647	17,775,123
				223,424,167
	ENGINEERING & CONSTRUCTION (0.3%)
10,000,000	Odebrecht Offshore Drilling
	Finance, Ltd.[2]	10/01/22	6.750	10,425,000

	FOOD (0.5%)
16,805,000	Hawk Acquisition Sub, Inc.[2]	10/15/20	4.250	16,258,838

	GAS (0.3%)
8,830,000	Sempra Energy	11/15/13	8.900	8,850,238

	HEALTHCARE-PRODUCTS (1.3%)
15,800,000	Hospira, Inc.	03/30/17	6.050	17,432,977
28,495,000	Mallinckrodt International Finance SA2	04/15/18	3.500	28,446,958
				45,879,935
	INSURANCE (1.4%)
25,097,000	ACE INA Holdings, Inc.	06/15/14	5.875	25,927,083
4,130,000	Everest Reinsurance Holdings, Inc.	10/15/14	5.400	4,298,459
10,000,000	MetLife, Inc.	02/06/14	2.375	10,051,060
11,050,000	Vitality Re IV, Ltd.[1,2]	01/09/17	2.750	11,272,105
				51,548,707
	INTERNET (1.0%)
34,875,000	Expedia, Inc.	08/15/20	5.950	37,017,371

	MEDIA (0.3%)
11,490,000	Gannett Co., Inc.[2]	10/15/19	5.125	11,892,150

The accompanying notes are an integral part of these financial statements.

14

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	MINING (1.0%)
$ 22,880,000	Anglo American Capital, Plc.[2]	04/08/14	9.375%	$ 23,685,719
11,630,000	Freeport-McMoRan Copper & Gold, Inc.	03/15/18	2.375	11,598,274
				35,283,993
	OFFICE/BUSINESS EQUIPMENT (0.6%)
20,835,000	Xerox Corp.	05/15/14	8.250	21,656,795

	OIL & GAS (1.2%)
7,120,000	Korea National Oil Corp.[2]	04/03/17	3.125	7,346,836
10,480,250	Odebrecht Drilling Norbe VIII/IX, Ltd.[2]	06/30/21	6.350	11,030,463
18,280,000	Petrobras Global Finance BV	05/20/16	2.000	18,164,854
5,370,000	Petroleos Mexicanos	07/18/18	3.500	5,490,825
				42,032,978
	OIL & GAS SERVICES (0.3%)
10,629,000	Weatherford International, Ltd.	03/15/18	6.000	11,987,407

	PHARMACEUTICALS (0.7%)
26,765,000	Teva Pharmaceutical Finance Co. BV1	11/08/13	1.166	26,766,338

	PIPELINES (0.5%)
18,283,000	Williams Partners LP	02/15/15	3.800	18,946,070

	REAL ESTATE (1.4%)
36,395,000	Deutsche Annington Finance BV2	10/02/17	3.200	37,369,294
14,165,000	Prologis International Funding II2	02/15/20	4.875	14,461,474
				51,830,768
	REAL ESTATE INVESTMENT TRUSTS (2.2%)
23,247,000	American Tower Corp.	04/01/15	4.625	24,454,542
22,518,000	HCP, Inc.	02/01/14	2.700	22,625,298
2,680,000	HCP, Inc.	01/30/18	6.700	3,142,482
17,375,000	ProLogis LP	08/15/17	4.500	18,887,338
10,205,000	Simon Property Group LP	05/15/14	6.750	10,377,679
				79,487,339
	Total Corporate Bonds
	(Identified cost $1,112,931,116)			1,128,917,860

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	15

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (3.5%)
$ 4,250,000	California Pollution Control Financing
	Authority[1]	11/01/38	0.850%	$ 4,251,870
4,250,000	Granite City, Illinois[1]	05/01/27	0.850	4,251,870
4,250,000	King George County Economic
	Development Authority[1]	06/01/23	0.850	4,251,233
1,470,000	Minnesota State Tobacco Securitization
	Authority	03/01/15	3.093	1,512,071
20,940,000	New Jersey State Economic
	Development Authority[3]	02/15/17	2.630	19,427,713
28,005,000	New Jersey State Economic
	Development Authority[3]	02/15/18	3.431	24,836,234
12,710,000	New Jersey State Turnpike Authority	01/01/16	4.252	13,130,447
17,300,000	Pennsylvania State Economic
	Development Financing Authority[1]	07/01/41	2.625	17,508,292
27,090,000	State of Illinois	03/01/16	4.961	28,716,484
7,110,000	State of Illinois	03/01/18	5.200	7,589,356
	Total Municipal Bonds
	(Identified cost $124,290,324)			125,475,570

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS (3.6%)
56,500,000	Federal Home Loan Bank Discount
	Notes[3]	11/27/13	0.035	56,499,209
14,000,000	Federal Home Loan Bank Discount
	Notes[3]	12/04/13	0.045	13,999,622
275,380	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[1]	04/01/36	2.655	293,638
128,493	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[1]	12/01/36	2.240	135,389
111,528	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[1]	01/01/37	2.620	119,174
220,601	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[1]	02/01/37	2.717	236,582
24,632,398	Federal National Mortgage
	Association (FNMA)	07/01/35	5.000	26,753,965

The accompanying notes are an integral part of these financial statements.

16

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS (continued)
$ 1,780,926	Federal National Mortgage
	Association (FNMA)	11/01/35	5.500%	$ 1,939,547
134,473	Federal National Mortgage
	Association (FNMA)[1]	07/01/36	2.736	143,341
250,942	Federal National Mortgage
	Association (FNMA)[1]	09/01/36	2.405	267,328
233,930	Federal National Mortgage
	Association (FNMA)[1]	01/01/37	2.783	250,448
1,554,505	Federal National Mortgage
	Association (FNMA)	08/01/37	5.500	1,695,102
16,427,684	Federal National Mortgage
	Association (FNMA)	08/01/37	5.500	17,933,705
7,919,224	Federal National Mortgage
	Association (FNMA)	06/01/40	6.500	8,760,923
27,826	Government National Mortgage
	Association (GNMA)[1]	08/20/29	1.625	28,940
	Total U.S. Government Agency Obligations
	(Identified cost $129,141,421)			129,056,913

	U.S. INFLATION LINKED DEBT (8.5%)
298,273,199	U.S. Treasury Inflation Indexed Note	04/15/17	0.125	308,409,715
	Total U.S. Inflation Linked Debt
	(Identified cost $317,037,630)			308,409,715

	CERTIFICATES OF DEPOSIT (6.7%)
35,000,000	Bank of Montreal	11/08/13	0.180	35,000,000
32,500,000	Bank of Nova Scotia	12/18/13	0.150	32,500,000
40,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd.	11/08/13	0.180	40,000,078
40,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd.	12/19/13	0.180	40,000,533
60,000,000	DNB Bank ASA	12/20/13	0.170	60,000,000
35,000,000	Svenska Handelsbanken	11/13/13	0.185	35,000,058
	Total Certificates of Deposit
	(Identified cost $242,500,669)			242,500,669

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	17

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL PAPER (1.0%)
$ 25,000,000	ING US Funding LLC[3]	02/10/14	0.290%	$ 24,985,543
13,000,000	Societe Generale North America, Inc.[3]	11/01/13	0.080	13,000,000
	Total Commercial Paper
	(Identified cost $37,979,660)			37,985,543

	U.S. TREASURY BILLS (0.5%)
17,550,000	U.S. Treasury Bill[3,4,5]	02/06/14	0.062	17,547,876
	Total U.S. Treasury Bills
	(Identified cost $17,547,073)			17,547,876

TOTAL INVESTMENTS (Identified cost $3,591,457,353)[6]			99.7%	$3,608,656,607
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			0.3	9,126,937
NET ASSETS			100.0%	$3,617,783,544

[1]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2013 coupon or interest rate.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2013 was $1,792,772,342 or 50% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[3]	Coupon represents a yield to maturity.
[4]	Coupon represents a weighted average yield.
[5]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[6]	The aggregate cost for federal income tax purposes is $3,591,457,398, the aggregate gross unrealized appreciation is $33,306,627 and the aggregate gross unrealized depreciation is $16,107,418, resulting in net unrealized appreciation of $17,199,209.
[7]	Illiquid security.

Abbreviations:

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

The accompanying notes are an integral part of these financial statements.

18

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	19

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2013

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Potential level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2013.

Investments, at value	(Unadjusted) Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2013
Asset Backed Securities	$—	$1,389,733,634	—	$1,389,733,634
Collateralized Mortgage
Backed Securities	—	229,028,827	—	229,028,827
Corporate Bonds	—	1,128,917,860	—	1,128,917,860
Municipal Bonds	—	125,475,570	—	125,475,570
U.S. Government Agency
Obligations	—	129,056,913	—	129,056,913
U.S. Inflation Linked Debt	—	308,409,715	—	308,409,715
Certificates of Deposit	—	242,500,669	—	242,500,669
Commercial Paper	—	37,985,543	—	37,985,543
U.S. Treasury Bills	—	17,547,876	—	17,547,876
Total Investments, at value	$—	$3,608,656,607	—	$3,608,656,607

Other Financial Instruments, at value
Financial Futures Contracts	$(20,482,879)	$—	—	$(20,482,879)
Other Financial Instruments,
at value	$(20,482,879)	$—	—	$(20,482,879)

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 as of October 31, 2013, based on the valuation input levels on October 31, 2012.

The accompanying notes are an integral part of these financial statements.

20

BBH LIMITED DURATION FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

ASSETS:
Investments in securities, at value (Identified cost $3,591,457,353)	$3,608,656,607
Cash	3,924,465
Receivables for:
Interest	13,443,533
Investments sold	6,166,189
Shares sold	1,242,724
Futures variation margin on open contracts	124,413
Prepaid assets	25,624
Total Assets	3,633,583,555
LIABILITIES:
Payables for:
Investments purchased	10,673,860
Shares redeemed	3,692,760
Investment advisory and administrative fees	805,794
Shareholder servicing fees	349,488
Periodic distributions	54,546
Professional fees	52,449
Custody and fund accounting fees	44,429
Distributor fees	4,020
Board of Trustees’ fees	3,894
Transfer agent fees	2,225
Accrued expenses and other liabilities	116,546
Total Liabilities	15,800,011
NET ASSETS	$3,617,783,544
Net Assets Consist of:
Paid-in capital	$3,587,876,500
Undistributed net investment income	521,437
Accumulated net realized gain on investments in securities
and futures contracts	32,669,277
Net unrealized appreciation/(depreciation) on investments in securities
and futures contracts	(3,283,670)
Net Assets	$3,617,783,544
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($2,169,596,730 ÷ 209,630,833 shares outstanding)	$10.35
CLASS I SHARES
($1,448,186,814 ÷ 139,970,488 shares outstanding)	$10.35

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	21

BBH LIMITED DURATION FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

NET INVESTMENT INCOME:
Income:
Interest and other income (net of withholding taxes of $2,635)	$66,383,887
Total Income	66,383,887
Expenses:
Investment advisory and administrative fees	9,135,487
Shareholder servicing fees	3,927,293
Custody and fund accounting fees	443,954
Board of Trustees’ fees	97,733
Professional fees	66,597
Distributor fees	48,781
Transfer agent fees	25,173
Miscellaneous expenses	201,763
Total Expenses	13,946,781
Expense offset arrangement	(4,505)
Net Expenses	13,942,276
Net Investment Income	52,441,611

NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	9,592,872
Net realized gain on futures contracts	22,903,760
Net realized gain on investments in securities and futures contracts	32,496,632
Net change in unrealized appreciation/(depreciation) on investments
in securities	(34,967,649)
Net change in unrealized appreciation/(depreciation)
on futures contracts	(20,209,055)
Net change in unrealized appreciation/(depreciation) on investments
in securities and futures contracts	(55,176,704)
Net Realized and Unrealized Loss	(22,680,072)
Net Increase in Net Assets Resulting from Operations	$29,761,539

The accompanying notes are an integral part of these financial statements.

22

BBH LIMITED DURATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2013	2012
INCREASE IN NET ASSETS:
Operations:
Net investment income	$52,441,611	$46,811,903
Net realized gain on investments in securities and
futures contracts	32,496,632	8,863,649
Net change in unrealized appreciation/(depreciation)
on investments in securities and
futures contracts	(55,176,704)	28,089,498
Net increase in net assets resulting
from operations	29,761,539	83,765,050
Dividends and distributions declared:
From net investment income:
Class N	(28,079,044)	(26,785,809)
Class I	(24,177,010)	(19,931,298)
From net realized gains:
Class N	(4,814,319)	(5,251,943)
Class I	(3,217,373)	(3,417,866)
Total dividends and distributions declared	(60,287,746)	(55,386,916)
Share transactions:
Proceeds from sales of shares	2,962,279,559	1,910,196,236
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	59,349,601	53,820,642
Cost of shares redeemed	(2,313,993,533)	(1,212,529,172)
Net increase in net assets resulting from share
transactions	707,635,627	751,487,706
Total increase in net assets	677,109,420	779,865,840

NET ASSETS:
Beginning of year	2,940,674,124	2,160,808,284
End of year (including undistributed net investment
income of $521,437 and $237,280, respectively)	$3,617,783,544	$2,940,674,124

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	23

BBH LIMITED DURATION FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.44	$10.34	$10.46	$10.24	$9.31
Income from investment operations:
Net investment income[1]	0.15	0.18	0.17	0.25	0.30
Net realized and unrealized gain (loss)	(0.06)	0.14	(0.12)	0.21	0.96
Total income from investment operations	0.09	0.32	0.05	0.46	1.26
Less dividends and distributions:
From net investment income	(0.15)	(0.18)	(0.17)	(0.24)	(0.33)
From net realized gains	(0.03)	(0.04)	—	—	—
Total dividends and distributions	(0.18)	(0.22)	(0.17)	(0.24)	(0.33)
Short-term redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$10.35	$10.44	$10.34	$10.46	$10.24
Total return	0.82%	3.13%	0.52%	4.58%	13.63%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,170	$1,776	$1,336	$1,287	$870
Ratio of expenses to average net assets
before reductions	0.49%	0.50%	0.49%	0.49%	0.52%
Expense offset arrangement	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Ratio of expenses to average net assets
after reductions	0.49%	0.50%	0.49%	0.49%	0.52%
Ratio of net investment income to average
net assets	1.44%	1.75%	1.66%	2.38%	2.96%
Portfolio turnover rate	48%	38%	28%	40%	125%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

24

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.44	$10.34	$10.46	$10.23	$9.31
Income from investment operations:
Net investment income[1]	0.17	0.20	0.19	0.26	0.31
Net realized and unrealized gain (loss)	(0.06)	0.14	(0.12)	0.23	0.95
Total income from investment operations	0.11	0.34	0.07	0.49	1.26
Less dividends and distributions:
From net investment income	(0.17)	(0.20)	(0.19)	(0.26)	(0.34)
From net realized gains	(0.03)	(0.04)	—	—	—
Total dividends and distributions	(0.20)	(0.24)	(0.19)	(0.26)	(0.34)
Short-term redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$10.35	$10.44	$10.34	$10.46	$10.23
Total return	1.01%	3.31%	0.67%	4.83%	13.67%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$1,448	$1,165	$825	$926	$455
Ratio of expenses to average net assets
before reductions	0.29%	0.31%	0.33%	0.34%	0.37%
Expense offset arrangement	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Ratio of expenses to average net assets
after reductions	0.29%	0.31%	0.33%	0.34%	0.37%
Ratio of net investment income to average
net assets	1.63%	1.93%	1.82%	2.52%	3.11%
Portfolio turnover rate	48%	38%	28%	40%	125%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than 0.01%

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENT OCTOBER 31, 2013	25

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS
As of and for the year ended October 31, 2013

1.	Organization. BBH Limited Duration Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 22, 2000. On August 6, 2002, the Board of Trustees (“Board”) of the Trust reclassified the Fund’s outstanding shares as “Class N,” and established a new class of shares designated as “Class I”. Class I commenced operations on December 3, 2002. Class N and Class I shares have different operating expenses. Neither Class N shares nor Class I shares convert to any other share class of the Fund. As of October 31, 2013, there were five series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is trade.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where
26

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks. As of and for the year ended October 31, 2013, the Fund had no repurchase agreements.
E.	Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. As of and for the year ended October 31, 2013, the Fund had no open Contracts.
F.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents
FINANCIAL STATEMENT OCTOBER 31, 2013	27

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts. The following futures contracts were open at October 31, 2013:

Description	Number of Contracts	Expiration Date	Market Value	Notional Amount	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury
2-Year Notes	2,775	December 2013	$611,670,717	$609,546,122	$(2,124,596)
U.S. Treasury
5-Year Notes	6,775	December 2013	824,432,813	811,175,781	(13,257,032)
U.S. Treasury
10-Year Notes	1,690	December 2013	215,238,352	210,136,101	(5,101,251)
					$(20,482,879)

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

For the year ended October 31, 2013, the average monthly number of open contracts was 8,586. The range of monthly notional values was $1,003,525,354 to $1,657,438,280.

Fair Values of Derivative Instruments as of October 31, 2013

Derivatives not accounted for as hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
		$ —	Unrealized	$20,482,879*
Depreciation
on Open
Futures Contracts
Total		$ —		$20,482,879

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
28

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

Effect of Derivative Instruments on the Statement of Operations
Net Realized Gain/(Loss) on Derivatives
Futures Contracts	$ 22,903,760
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$(20,209,055)

G.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.
H.	Federal Income. Taxes It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification Income Taxes 740 (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized

FINANCIAL STATEMENT OCTOBER 31, 2013	29

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

tax benefits as of October 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2013, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

I.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are generally declared and paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $32,893,363 and $27,394,383 to Class N shares and Class I shareholders, respectively, during the year ended October 31, 2013. The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012, respectively, were as follows:
Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2013:	$58,884,439	$1,403,307	$60,287,746	—	$60,287,746
2012:	46,717,107	8,669,809	55,386,916	—	55,386,916

As of October 31, 2013 and 2012, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings / (deficit)
2013:	$5,511,491	$7,196,390	—	—	$20,482,833	$(3,283,670)	$29,907,044
2012:	7,491,232	1,391,177	—	—	(93,554)	51,644,396	60,433,251

The Fund did not have a net capital loss carry forward as of October 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

30

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

Total distributions paid may differ from the amounts shown in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carry forwards, such gains will not be distributed.

J.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Recent Accounting Pronouncements. In January 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update was issued to narrow the broad scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities,” which was issued in December 2011. This update requires an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The required disclosures for both pronouncements are effective for annual reporting periods starting from January 1, 2013 and interim periods within those annual periods and apply retrospectively for all periods being reported. Management is assessing the impact of these new disclosure requirements.
4.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund’s investment advisory fee is calculated daily and paid monthly at an annual rate equivalent to at 0.30% per annum on the first $1,000,000,000 of net assets and 0.25% per annum on all net assets over $1,000,000,000. For the year ended October 31, 2013, the Fund incurred $9,135,487 for services under the Agreement.
B.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2013, Class N shares of the Fund incurred $3,927,293 in shareholder servicing fees.
FINANCIAL STATEMENT OCTOBER 31, 2013	31

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

C.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.04% per annum on the first $100,000,000 of net assets, 0.02% per annum on the next $400,000,000 of net assets and 0.01% per annum on all net assets over $500,000,000. Effective April 1, 2013, the custody and fund accounting fee schedule was revised to reflect reduced rates. The custody fee continues to be an asset and transaction based fee. The fund accounting fee was revised from a tiered fee schedule to a single rate of 0.004% of the Fund’s net asset value. For the year ended October 31, 2013, the Fund incurred $443,954 in custody and fund accounting fees. These fees for the Fund were reduced by $4,505 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2013, was $0.
D.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2013, the Fund incurred $97,733 in non-interested Trustee compensation and reimbursements.
5.	Investment Transactions. For the year ended October 31, 2013, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $2,128,561,592 and $1,306,479,529, respectively.
6.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	147,396,362	$1,531,651,257	99,980,300	$1,034,853,352
Shares issued in connection
with reinvestments of
dividends	3,130,065	32,490,008	3,006,866	31,081,416
Shares redeemed	(110,929,603)	(1,152,579,545)	(62,165,887)	(643,467,469)
Net increase	39,596,824	$411,561,719	40,821,279	$422,467,299

32

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

	For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	137,647,649	$1,430,628,302	84,601,503	$875,342,884
Shares issued in connection
with reinvestments of
dividends	2,588,515	26,859,593	2,200,828	22,739,226
Shares redeemed	(111,889,034)	(1,161,413,988)	(54,939,360)	(569,061,703)
Net increase	28,347,130	$296,073,907	31,862,971	$329,020,407

7.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments (foreign investment risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations (market risk). The Fund is actively managed and the decisions by the

FINANCIAL STATEMENT OCTOBER 31, 2013	33

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the year ended October 31, 2013

Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2013 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
34

BBH LIMITED DURATION FUND
DISCLOSURE OF FUND EXPENSES
October 31, 2013 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENT OCTOBER 31, 2013	35

BBH LIMITED DURATION FUND
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2013 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 to October 31, 2013[1]
Class N
Actual	$1,000	$1,002	$2.47
Hypothetical[2]	$1,000	$1,023	$2.50

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 to October 31, 2013[1]
Class I
Actual	$1,000	$1,003	$1.46
Hypothetical[2]	$1,000	$1,024	$1.48

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.49% and 0.29% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
36

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST
October 31, 2013 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENT OCTOBER 31, 2013	37

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued)
October 31, 2013 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics.

38

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued)
October 31, 2013 (unaudited)

With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. The Trustees receive regular reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENT OCTOBER 31, 2013	39

BBH LIMITED DURATION FUND
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2013 (unaudited)

BBH Limited Duration hereby designates $1,403,307 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (QII) percentage for the year ended October 31, 2013 was 72.25%. In January 2014, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

40

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the Trust is set forth below. The Statement of Additional Information for the BBH Limited Duration Fund includes additional information about the Fund’s Trustees and is available upon request without charge by contacting the Fund at 1-800-575-1265.

Name and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee^	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Joseph V. Shields Jr. Birth Date: March 17, 1938	Chairman of the Board and Trustee	Since 2007 1990-2007 with the Predecessor Trust	Managing Director and Chairman of Wellington Shields & Co. LLC (member of New York Stock Exchange (“NYSE”)).	5	Chairman of Capital Management Associates, Inc. (registered investment adviser); Director of Flowers Foods, Inc. (NYSE listed company).

David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 1990-2007 with the Predecessor Trust	Retired.	5	Director of Dreyfus Mutual Funds (59 Funds).

Arthur D. Miltenberger Birth Date: November 8, 1938	Trustee	Since 2007 1992-2007 with the Predecessor Trust	Retired.	5	None.

H. Whitney Wagner Birth Date: March 3, 1956	Trustee	Since 2007 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	5	None.

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012) CEO of WWIG (1992-2009).	5	Director of WWIG.

FINANCIAL STATEMENT OCTOBER 31, 2013	41

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

Name, Birth Date and Address	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee^	Other Directorships Held by Trustee During Past 5 Years
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	5	Chairman of Dillon Trust Company; Chairman of Keswick Management; Director of Domaine Clarence Dillon, Bordeaux, France; and Director of Pinnacle Care International.

Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd (2001 to April 2011).	5	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	5	None.

42

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

OFFICERS

Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Joined BBH&Co. in 1977 and has been a Partner of the firm since 1995.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since September 2001; joined BBH&Co. in 1999.

Mark B. Nixon 140 Broadway New York, NY 10005 Birth Date: January 14, 1963	Assistant Secretary	Since 2007 2006-2007 with the Predecessor Trust	Vice President of BBH&Co. since October 2006.

Mark A. Egert 140 Broadway New York, NY 10005 Birth Date: May 25, 1962	Chief Compliance Officer (“CCO”)	Since 2011	Senior Vice President of BBH&Co. since June 2011; Partner at Crowell & Moring LLP (April 2010 to May 2011); and CCO of Cowen and Company (January 2005 to April 2010).

Sue M. Rim-An 140 Broadway New York, NY 10005 Birth Date: September 10, 1970	Anti-Money Laundering Officer	Since 2008	Anti-Money Laundering (“AML”) Officer, Vice President of BBH&Co. since September 2007.

Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. since November 2005.

FINANCIAL STATEMENT OCTOBER 31, 2013	43

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

Name, Birth Date and Address	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alexander Tikonoff 50 Post Office Square Boston, MA 02110 Birth Date: December 23, 1974	Assistant Secretary	Since 2009	Vice President and Investor Services Counsel, BBH&Co. since August 2006.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009; Finance and Accounting Consultant at The Siegfried Group (2007-2009).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Except for Ms. Livingston and Messrs. Collins, Frazier and Gehret, the Trustees previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has five series, and each is counted as one “Portfolio” for purposes of this table.
44

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ADMINISTRATOR	INVESTMENT ADVISER
BROWN BROTHERS HARRIMAN & CO.	BROWN BROTHERS HARRIMAN
140 BROADWAY	MUTUAL FUND ADVISORY
NEW YORK, NY 10005	DEPARTMENT
140 BROADWAY
DISTRIBUTOR	NEW YORK, NY 10005
ALPS DISTRIBUTORS, INC.
1290 BROADWAY, SUITE 1100
DENVER, CO 80203

SHAREHOLDER SERVICING AGENT
BROWN BROTHERS HARRIMAN
140 BROADWAY
NEW YORK, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended October 31, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the period ended October 31, 2013 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575-1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Arthur D. Miltenberger, David P. Feldman and Andrew S. Frazier possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Arthur D. Miltenberger, David P. Feldman and Andrew S. Frazier as the Registrant’s audit committee financial experts. Messrs. Arthur D. Miltenberger, David P. Feldman and Andrew S. Frazier are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $114,000 for 2013 and $84,500 for 2012.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and $0 for 2012.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $29,000 for 2013 and $13,050 for 2012.  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $47,494 for 2013 and $20,700 for 2012.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.
(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not  including  any  sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $215,032 for 2013 and $739,348 for 2012.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By: (Signature and Title)

/s/Radford W. Klotz
Radford W. Klotz
Title:	President (Principal Executive Officer)
Date:	January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/Radford W. Klotz
Radford W. Klotz
Title:	President (Principal Executive Officer)
Date:	January 9, 2014

By: (Signature and Title)

/s/Charles H.Schreiber
Charles H. Schreiber
Title:	Treasurer (Principal Financial Officer)
Date:	January 9, 2014